UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BAR HARBOR BANKSHARES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

March 31, 2023
Dear Bar Harbor Bankshares Shareholders:
I invite you to join me, the Board of Directors of Bar Harbor Bankshares (the “Company”), our Senior Management Team, and your fellow shareholders at our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. EDT on Thursday, May 18, 2023, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. Our Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed along with the Company’s 2022 Summary Annual Report and Annual Report on Form 10-K for year ended December 31, 2022.
Our strategies, multiple earnings levers, and commitment to risk management have enabled us to continue to evolve and further strengthen in 2022. The coming years will present new potential challenges requiring continued focus, discipline, and strong execution. I remain confident that Bar Harbor Bank & Trust, led by an experienced Board of Directors and a management team with a proven track record, has the right elements in place to continue to be a positive performer with a differentiating culture.
Our Board and Senior Management Team are committed to operating the Company as a responsible corporate citizen. We are continuing our work to reduce the environmental impact of our branches and facilities by significantly decreasing our use of paper and decreasing our travel by continuing to embrace remote meeting capabilities with customers and colleagues. While we have made significant progress, we know there is more work to be done, and we will continuously update shareholders on our progress.
Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. You may vote by telephone or Internet, or by completing, signing, dating, and returning the enclosed Proxy Card or Voting Instruction Card if you requested and received printed proxy materials. Shareholders who attend the Annual Meeting may withdraw their proxy and vote at the Annual Meeting if they wish to do so. You may submit Internet, telephone, and email votes up until 11:59 p.m. EDT on May 17, 2023 for shares held directly and by 11:59 p.m. EDT on May 15, 2023 for shares held in the Company’s 401(k) Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.
Finally, I would like to thank Steven Dimick for his service and commitment as a member of the Board of Directors of the Company. Mr. Dimick has more than 42 years of service to our industry and will retire after his current Board term expires at the Annual Meeting. We value the insights that he shared from his extensive business expertise, and we will miss his contributions.
On behalf of your Board of Directors, we thank you for trusting us with overseeing your investment in the Company.
Sincerely,
CURTIS C. SIMARD
President and
Chief Executive Officer
Bar Harbor Bankshares   •   82 Main Street   •   Bar Harbor, Maine 04609

About Us
We are Proud to Be Recognized as One of America’s Best Banks by Newsweek
We are Fostering Sustainable Communities through Responsible Financial Commitments
As a community bank, we recognize that we are successful when our customers prosper. We make significant investments in technology, our people, and branches. Our more than 50 branches are staffed by friendly, knowledgeable bankers who are driven by their desire to help their customers achieve their goals.
$65M	411	75%	36%	68%
invested in small business loan origination with 440 total loans	Organizations supported through charitable giving efforts	of employees provided funds to support charitable giving efforts	of members on our Board of Directors are women	of our management consists of women
$6.9M	100%	$203K	73%
currently committed to creating affordable housing	employee ethics training, completed annually	in employee owned charitable giving through the program Casual for a Cause (since inception)	of the Bar Harbor Bankshares workforce consists of women
$673K	6,394 hrs	100%
committed to nonprofits & educational organizations	Of employees volunteering at various organizations with 24 hours of paid volunteer time annually	of operations reviewed internally to support an environmental conscience approach
Information provided as of 12/31/2022
To learn more about our Environmental, Social and Governance practices, please visit our dedicated webpage at: www.barharbor.bank/about-us/esg or scan the QR code provided.

Notice of Annual Meeting of Shareholders
WHEN: 10:00 a.m., EDT, Thursday, May 18, 2023	WHERE: Bar Harbor Club 111 West Street Bar Harbor, Maine	RECORD DATE: March 15, 2023
This 2023 annual meeting of shareholders (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) is being held for the following purposes:
Item 1: To elect 12 persons to serve as directors for a term of one year
Item 2: To hold a non-binding advisory vote on the compensation of the Company’s named executive officers
Item 3: To hold a non-binding advisory vote on the frequency of holding future non-binding advisory votes on the compensation of the Company’s named executive officers
Item 4: To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
PROXY VOTING:
Your vote is important. You may vote your shares:
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Over the Internet at www.proxyvote.com

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By telephone at 1 833 814 9457

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By email to bhb@allianceadvisors.com with your full name and shares owned (for non-institutional investors only)

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At our Annual Meeting, in person

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By mailing your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

We urge you to vote your shares soon. Submitting a proxy card will not prevent you from participating in the Annual Meeting and voting by webcast or in person.
ANNUAL MEETING ADMISSION:
For security reasons, a picture ID will be required if you attend the Annual Meeting in person. If your shares are not registered in your name, appropriate documentation from the shareholder of record is required to vote at the Annual Meeting. Examples include a broker’s statement, letter or other document that confirms your beneficial ownership of the shares. If shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by that party. We may refuse admission to anyone who is not a Company shareholder or does not comply with these requirements.
A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of the Company following the record date and will remain available for inspection throughout the Annual Meeting or any adjournments or postponements thereof.
By Order of the Board of Directors
Kirstie A. Carter, Corporate Clerk
March 31, 2023

The deadline for transmitting Internet, telephone, and email voting is 11:59 p.m. EDT on May 17, 2023 for shares held directly and by 11:59 p.m. EDT on May 15, 2023 for shares held in the Company’s 401(k) Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.

Proxy Summary
PROXY SUMMARY
This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS
Record Date	Close of business on March 15, 2023
Voting	Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock
Common stock outstanding as of record date:	15,124,451 shares
When the Annual Meeting Will be held:	10:00 a.m., EDT, Thursday, May 18, 2023
Where the Annual Meeting Will be held:	Bar Harbor Club, 111 West Street, Bar Harbor, Maine
By Mail Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
By Internet www.proxyvote.com	By Telephone 1 833 814 9457	In Person Bar Harbor Club 111 West Street Bar Harbor, Maine	By Email bhb@allianceadvisors.com
VOTING MATTERS

Proposal	Board	Page
Item 1 Election of 12 Directors	FOR EACH NOMINEE	17
Item 2 Non-binding advisory vote on the compensation of our named executive officers (“Say-on-Pay”)	FOR	53
Item 3 Non-binding advisory vote on the frequency of holding future non-binding advisory votes on compensation of our named executive officers (“Say-on-Frequency”)	EVERY YEAR	54
Item 4 Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2023	FOR	55
The Notice of Annual Meeting, proxy statement and proxy card were first mailed to our shareholders on or about March 31, 2023.

2023 PROXY STATEMENT

Proxy Summary
Shares represented by properly executed proxies, including unmarked proxies, will be voted “FOR” each of the director nominees identified in Proposal 1, “FOR” Proposals 2 and 4, and for “EVERY YEAR” in Proposal 3. Our board of directors (the “Board”) knows of no business other than the matters described in this proxy statement that will be presented at the 2023 annual meeting of shareholders (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”). To the extent that matters not known at this time may properly come before the Annual Meeting, absent instructions to the contrary, the enclosed proxy will confer discretionary authority with respect to such other matters. It is the intention of the persons named in the proxy to vote in accordance with the recommendations of the Board.
VOTING PROCEDURES AND METHOD OF COUNTING VOTES
Quorum Requirements
The presence at the Annual Meeting, either in person or by proxy, of the holders of not less than a majority of the shares entitled to vote on such matter will constitute a quorum. Shareholders who attend the Annual Meeting may revoke their proxy and vote at the Annual Meeting if they choose to do so. Abstentions and broker non-votes will be counted as being present or represented at the Annual Meeting for the purpose of establishing a quorum. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.
Voting Rights
Each share is entitled to cast one vote for each matter to be voted on at the Annual Meeting. Cumulative voting is not permitted.
Broker Non-Votes
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Proposals 1, 2, and 3 are considered non-routine matters. Proposal 4 is considered a routine matter. Therefore, your broker has discretionary authority to vote your shares with respect to Proposal 4. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 2, or 3. Although broker non-votes are counted as shares that are present at the Annual Meeting and entitled to vote for purposes of determining the presence of a quorum, they will not be counted as votes cast and will not have any effect on voting for the non-routine proposal presented at the Annual Meeting.
Votes Required for Election or Approval
Proposal 1: Election of Directors
Each director will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present in person or represented by proxy and entitled to vote. This means that individuals who receive the largest number of “FOR” votes will be elected as directors. A “withhold” vote will have no effect on the vote. Abstentions will have no effect on the outcome of the vote because they do not count as “votes cast.” Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.
Proposal 2: Non-Binding Advisory Vote on the Compensation of our Named Executive Officers
The non-binding advisory vote on the compensation of our named executive officers must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote. Abstentions will have no effect on the outcome of the vote because they do not count as “votes cast.” Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.
Proposal 3: Non-Binding Advisory Vote on the Frequency of Holding Future Non-Binding Advisory Votes on Compensation of our Named Executive Officers
The non-binding advisory vote on the frequency of holding non-binding advisory votes on the compensation of our named executive officers requires that the option that receives the highest number of votes will be deemed to have been selected by the shareholders present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have no effect on the outcome of the vote because they do not count as “votes cast.” Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.
Proposal 4: Ratification of the 2023 Independent Auditor
The ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present in person or represented by proxy and entitled to vote. Abstentions will have no effect on the outcome of the vote because they do not count as “votes cast.” Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

2023 PROXY STATEMENT

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Environmental, Social and Governance
Our Environmental, Social and Governance (“ESG”) practices embody our commitment to the people and places we serve. Through these principled business practices, we remain committed and connected to our recognized corporate culture of positively impacting society.
In early 2022, we published our second annual Environmental, Social, and Governance Report (the “ESG Report”) which highlights our progress on a variety of ESG topics and is aligned with the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) frameworks. The ESG Report guides our strategies and reporting as we move forward on our ESG journey. Following the core values that drive our culture, actions and behaviors, we believe these core values, both inside and outside of the workplace, are fundamental in everything we do. This sets us apart and allows us to achieve our goals of generating consistent value for our customers, employees, communities and shareholders. Our 2022 Environmental, Social and Governance Report can be found on our dedicated ESG webpage: www.barharbor.bank/about-us/esg. The information contained in our ESG Report is not incorporated into this proxy statement.
ESG Oversight
In 2021, we formed a dedicated Environmental, Corporate Social Responsibility, and Governance Committee (“ESGC”), to provide leadership, oversight, and guidance in assisting us to further develop our action plans with regard to:
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Environmental

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Health and Safety

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Corporate Social Responsibility

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Sustainability

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Corporate Governance

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Reputation

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Diversity

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Equity and Inclusion

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Community Issues

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Political Contributions

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Lobbying

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Other public policy matters relevant to the Company

In 2022, ESGC met three times to discuss emerging topics and guide the next steps of our plan. While the committee is co-chaired by our Chief Human Resources Officer and Corporate Clerk & Director of ESG, our CEO has the ultimate responsibility of reporting ESG initiatives to our Board of Directors.
The Governance Committee of our Board of Directors provides the ultimate oversight and direction of all ESG related matters including the activities of the ESGC, and has a standing agenda item to discuss ESG at every meeting held. This dedicated ESGC is structured as a sub-committee of our Enterprise Risk Management Committee and aligns with the Board’s Risk Committee for additional guidance. Our Board is engaged and invested at all levels in the long-term sustainability of our business and in fulfilling our shareholder interests.
Our Employees
We strive to create and maintain an employment environment that attracts and rewards the best talent available, encouraging diversity in hiring practices in the communities in which we do business. We provide competitive compensation and benefits to our employees, and we offer opportunities through training and development. We are committed to maintaining a workplace where all employees feel valued for their contributions and are fully engaged with our business. We believe that a workforce bringing together diverse perspectives, ideas and experiences based on competencies leads to stronger financial performance and retention of the best talent.
Our Communities
Our strong commitment to our communities is underscored in our brand promise:
Bar Harbor Bank & Trust is a true community Bank. We recognize, appreciate, and support the unique people and culture in the places we call home.
We share these commitments during the onboarding experience for our new employees and through volunteer opportunities in the communities we serve. In addition to many volunteer hours dedicated, we proudly promote a higher quality of life in the communities we serve and encourage our employees to participate in a charitable fund distributed throughout our region. We also support our employees volunteering their time and talents in the communities where they live and work. We provide paid time off to specifically serve in the community. This community involvement is part of our required brand behaviors and is incorporated into our annual performance reviews.
Environmental Sustainability
We are committed to pursuing initiatives that are smart for our business and good for the environment. We have continually focused on meaningful initiatives that are aligned with our business goals to help reduce our environmental impact, drive operational cost reductions and demonstrate our ongoing commitment to environmental sustainability. Some of our key initiatives include increasing energy efficiency, reducing carbon waste, recycling, and reduction in paper usage and storage. As part of the next phase of our roadmap, we are developing our climate plan, strategy and working towards alignment with the TCFD.

2023 PROXY STATEMENT

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Governance
We are committed to assuring and maintaining transparent governance through best board governance practices, which are subject to continuous review. We maintain strong risk oversight in management and at the Board level. We have ongoing dialogue with our shareholders, regulators, customers and employees. Our Board embodies diversity, inclusion and mutual respect with a wide variety of business expertise.
We believe operating our business responsibly and ethically puts us in a position to address the interests of our stakeholders while also creating long-term value for our shareholders. We remain focused on continuing to advance these programs and making a positive, sustainable impact on the communities in which we live and conduct our business.

2023 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance
Board Committees
We are committed to objective, independent leadership for our Board and each of its committees. Our Board believes active, objective and independent oversight of management is central to:
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effective Board governance

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serving the best interests of our Company and our shareholders

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executing our strategic objectives

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creating long-term shareholder value

Our Board has adopted rigorous governance practices and procedures focused on our corporate growth in accordance with the Investor Stewardship Group’s Corporate Governance Principles for U.S. Listed Companies. In addition, to maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with our senior management team, as well as principal advisors including our legal counsel, auditors, consultants and financial advisors.
Board Leadership Structure
The position of Chairman of the Board is held by David Woodside. Curtis Simard serves as President and Chief Executive Officer. This leadership structure allows Mr. Simard to focus on our operations and business strategy, while Mr. Woodside provides independent leadership for the Board. In addition to management oversight, Mr. Woodside sets the agenda for Board meetings, allowing other directors to raise issues and concerns for Board consideration.
The Board leadership structure is guided by the Governance Committee of the Board (the “Governance Committee”), which nominates individuals to serve as members of the Board. The Governance Committee is keenly focused on the character, integrity, diversity and qualifications of the Board’s members, as well as the Board’s leadership structure and composition. The Board has concluded that our current leadership structure is appropriate at this time but will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.
All director-nominees are considered “independent directors” under the corporate governance standards set forth in the NYSE American Company Guide or the NYSE American Rules, except for Mr. Simard, our President and Chief Executive Officer. The Chairman of the Board is considered an “independent director.” Mr. Simard does not serve as a Chair of any Board committee, nor is he a member of the Audit, Compensation and Human Resources, or Governance Committees. Our Governance
Committee nominates an independent director to serve in the Chairman’s role for election by the entire Board. The independent directors meet regularly, as they deem appropriate, in executive session immediately after Board meetings to help ensure Board independence and oversight of organizational activities.
The Audit Committee of the Board (the “Audit Committee”) meets quarterly and receives reports from our independent registered public accounting firm, our independent loan review consultants, and the internal audit team. Our internal auditor conducts an annual risk assessment audit review and provides audit findings quarterly to the Audit Committee.
Role of the Chairman
Mr. Woodside, as the Chairman of the Board, presides over the meetings of the Board and performs duties as may be assigned including:
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Presiding at all meetings of the Board, including all executive sessions of the independent directors

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Serving as principal liaison between the President and Chief Executive Officer and the independent directors

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Approving agendas for Board meetings

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Approving information to be presented to the Board

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Approving the schedule of meetings of the Board to ensure there is sufficient time for discussion of agenda items

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Calling meetings of the entire Board or the independent directors as needed

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Participating in consultations and direct communications with major shareholders and their representatives

Risk Oversight
Our Board recognizes the importance of maintaining the trust and confidence of our shareholders, customers, and employees. The Board devotes significant time and attention to data and systems protection, including cybersecurity and information security risks. Our Board monitors and manages risks through the activities of select Board committees and in conjunction with our management, internal audit, our independent registered public accounting firm, and other specialized independent advisors. Specialized audits include Information Technology and Security, Bank Secrecy Act, Loan Review, and Trust Operations. The Board regularly discusses risk management practices with senior management.
Board Risk Committee
The current Board Risk Committee of the Board (the “BRC”) is comprised of the following directors: Matthew Caras, David Colter, Lauri Fernald, Debra Miller, Curtis Simard, Kenneth Smith, Scott Toothaker, and David Woodside. Mr. Smith serves as Chair.

2023 PROXY STATEMENT

CORPORATE GOVERNANCE
BRC members are appointed by the Board and oversees the risk governance structure.
Key responsibilities include, but are not limited to, internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, data and cybersecurity risk, compensation risk, reputational risk, and compliance risk.
The BRC meets at least monthly and receives regular presentations and reports throughout the year on data, cybersecurity and information security risk from management. These presentations and reports address a broad range of topics including updates on technology trends, regulatory developments, legal issues, policies and practices, the external threat environment, both internal and independent vulnerability assessments results, and specific and ongoing efforts to prevent, detect, and respond to internal and external critical threats.
In addition to monthly Board reports, our Board receives real-time reports from our Chief Risk Officer on key developments across the industry, as well as specific information about peers, vendors, compliance developments, fraud trends, customer complaint and other significant incidents. In 2022, the BRC held a total of 12 meetings. Our state-of-the-art information security programs enable us to monitor and promptly respond to threats and incidents, and innovate and adopt new technologies, as appropriate. The BRC shares our goal that each employee is responsible for information security, data security, and proven cybersecurity practices.
The BRC also sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships over $5 million, and regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans, and management’s quarterly assessment of the adequacy of the allowance for credit loss. The BRC, in conjunction with the Audit Committee, reviews reports prepared by an independent loan review firm, as well as those issued by our internal audit team to assist in their on-going assessment of credit risk.
Compensation and Human Resources Committee
The Compensation and Human Resources Committee of the Board (the “Compensation and Human Resources Committee”) manages executive officer and director compensation, including incentive compensation risk. The Compensation and Human Resources Committee has engaged Meridian Compensation Partners, LLC or “Meridian,” an independent compensation consultant, to provide competitive market data and research into compensation best practices to guide the decisions of the Compensation and Human Resources Committee. The Compensation and Human Resources Committee reviews compensation matters with the assistance of our BRC. These results are reviewed by the Board to ensure incentive plans for executive management and other officers discourage excessive risk-taking. In 2022, the Compensation and Human Resources Committee held a total of five meetings.

2023 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Committees
Our Board has five standing committees—Executive, Audit, Compensation and Human Resources, Governance, and BRC. Charters describing the responsibilities of the Audit, Compensation and Human Resources, and Governance Committees can be found on our website at www.barharbor.bank under the Shareholder Relations page. The BRC is discussed on page 5.
Our Board committees regularly make recommendations and report on their activities to the full Board. Each committee may obtain advice from internal or external financial, legal, accounting, or other advisors at their discretion. Our Board, considering the recommendations of our Governance Committee, reviews our committee charters and committee membership at least annually. The duties of our Board committees are summarized below.

Executive Key Responsibilities	Audit Key Responsibilities

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Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board

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Committee members appointed by the Board after the Annual Meeting of Shareholders

Members: Daina Belair, Matthew Caras, David Colter, Brendan O’Halloran, Curtis Simard, Kenneth Smith and David Woodside (Chair)
2022 Meetings: 0

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Oversees qualifications, appointment, performance, compensation, and independence of our independent registered public accounting firm

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Assists the Board in fulfilling its oversight responsibilities with respect to (1) the financial information to be provided to shareholders and the Securities and Exchange Commission (the “SEC”); (2) the review of quarterly financial statements; (3) the system of financial reporting controls management as established; and (4) the internal audit, external audit, and loan review processes

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Oversees compliance with all legal and regulatory requirements

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Makes inquiries of management to assess the scope and resources necessary for the corporate audit function to execute its responsibilities

Independence/Qualifications
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All committee members are independent under the NYSE American listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

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All committee members are financially literate in accordance with the NYSE American listing standards

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All committee members are qualified as Audit Committee financial experts under SEC rules

Members: Daina Belair, Steven Dimick, Debra Miller, Scott Toothaker and David Colter (Chair)
2022 Meetings: 4
See Appendix A for the Report of the Audit Committee.

2023 PROXY STATEMENT

CORPORATE GOVERNANCE

Compensation and Human Resources
Key Responsibilities
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Oversees establishing, maintaining, and administering all compensation programs and employee benefit plans

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Approves and recommends the CEO’s compensation to the Board for further approval by all independent directors, and reviews and approves all other executive officer compensation

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Recommends director compensation for Board approval

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Reviews and approves the terms of any employment agreements, severance agreements, change in control protections and any other compensatory arrangements for the CEO, officers and other senior management

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Reviews human capital management practices

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Prepares and reviews its report on executive compensation to be included in our proxy statement or Annual Report on Form 10-K

Independence/Qualifications
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All committee members are independent under the NYSE American listing standards and the rules and regulations of the SEC

Members: Matthew Caras, David Colter, Kenneth Smith, David Woodside and Brendan O’Halloran (Chair)
2022 Meetings: 5
Further information regarding the Compensation and Human Resources Committee can be found in this proxy statement beginning under the caption “Role of the Compensation and Human Resources Committee” on page 34.

Governance
Key Responsibilities
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Oversees the Board’s governance processes

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Screens director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year

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Identifies and reviews the qualifications of potential Board members; recommends nominees for election to the Board

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Recommends the size and composition of the Board

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Recommends committee structure and membership

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Sponsors new director orientation and education

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Reviews and assesses shareholder input and our shareholder engagement process; provides shareholder feedback to the full Board

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Oversight for all ESG-related matters

Independence/Qualifications
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All committee members are independent under the NYSE American listing standards

Members: Daina Belair, Steven Dimick, Martha Dudman, Lauri Fernald, Brendan O’Halloran and Matthew Caras (Chair)
2022 Meetings: 3

Board Risk
Key Responsibilities
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Oversees risk governance structure

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Reviews risk management, risk assessment guidelines, policies regarding market, credit, operational, liquidity, funding, reputational, compliance

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Reviews enterprise risk, as well as other risks as necessary to fulfill the Committee’s oversight duties and responsibilities

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Approval mechanism for all loan relationships >$5MM

Independence/Qualifications
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All committee members (besides Curtis Simard) are independent under the NYSE American listing standards

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Reviews risk appetite and tolerance

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Oversees capital, liquidity, and funding in coordination with the Asset/Liability Management Committee of our subsidiary, Bar Harbor Bank & Trust which we refer to as the Bank or BHBT

Members: Matthew Caras, David Colter, Lauri Fernald, Debra Miller, Curtis Simard, Scott Toothaker, David Woodside and Kenneth Smith (Chair)
2022 Meetings: 12
Further information regarding the BRC can be found in this proxy statement beginning under the caption “Board Risk Committee” on page 5.

2023 PROXY STATEMENT

CORPORATE GOVERNANCE
Compensation and Human Resources Committee Interlocks and Insider Participation
No member of our Compensation and Human Resources Committee (i) is or has ever been an employee of the Company or our Bank, (ii) was, during the last completed fiscal year, a participant in any related-party transaction requiring disclosure under “Certain Relationships and Related-Party Transactions,” except with respect to loans made to such committee members in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties or (iii) had, during the last completed fiscal year, any other interlocking relationship requiring disclosure under applicable SEC rules.
Board Risk Committee
Risk assessment and risk management are the responsibility of our senior management team. The BRC is responsible for oversight and review. Oversight is, in part, conducted through the established Enterprise Risk Management Program and is administered by the Bank’s Chief Risk Officer. As part of the Enterprise Risk Management Program, information from the BHBT’s business lines is regularly collected and analyzed to identify, monitor, track, and report various risks within the organization.
Other Risk Oversight Committees
A network of management oversight committees has been established to assist our Board in fulfilling its risk management responsibilities. These oversight committees have the delegated authority and specific duties to execute our risk management policy. Specifically, the committees listed below are responsible for the ongoing identification, measurement, monitoring, and management of risk.
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Enterprise Risk Management Committee is responsible for reviewing and recommending for approval risk mitigation strategies, risk acceptance, as well as ongoing assessment of the adequacy and effectiveness of internal controls, and oversight of any risk mitigation plans. This committee ensures our company has an appropriate balance between business development objectives, risk tolerances, cost of internal control, operational efficiency, regulatory requirements, and customer experiences.
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Management Loan Committee oversees the management of credit risk related to the lending portfolio of the Bank and associated activities, including credit quality, loan production, credit delivery activities, credit policies, problem loan management, and the collection processes. This committee meets regularly and can approve aggregate loan exposure for borrowers up to $5 million.

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Information Technology & Operations Steering Committee is responsible for developing and implementing our technology and operations strategies. This committee manages the implementation of operational risk management practices, including the development of internal policies, procedures and risk tolerance guidelines, assures the quality and performance of the Bank’s project management practices, and ensures the organization’s operational objectives are achieved in a safe and sound manner.

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Asset Liability Management Committee is responsible for the management of interest rate risk, liquidity risk, market risk, and capital adequacy levels, as well as developing strategies governing the effective management of our balance sheet and income statement.

We believe our risk management activities and detailed reports provide clear and concise information to our senior management team, as well as the Board to adequately evaluate compliance with our risk management programs and policies.

2023 PROXY STATEMENT

CORPORATE GOVERNANCE
ISG Corporate Governance Framework
We follow the Investor Stewardship Group’s (ISG) Corporate Governance Framework for U.S. Listed Companies. The ISG Principles and our corresponding practices are as follows:

Principle 1: Boards are accountable to shareholders
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All Directors are elected annually

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We have proxy access with market terms

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We have robust corporate governance disclosures

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We have responded to all shareholder proposals that received majority support

Principle 2: Shareholders should be entitled to voting rights in line with their economic interest	• Each shareholder gets one vote per share on all matters
Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives
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We have a robust shareholder engagement program to discuss our business, corporate governance, executive compensation, and sustainability practices

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Our Board considers the feedback received from shareholder engagement when structuring governance, compensation, and sustainability practices

Principle 4: Boards should have a strong independent leadership structure
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The Chair of the Board is an independent, non-executive Director with a robust oversight role that has clearly defined duties that are disclosed to shareholders

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Each Committee of the Board is chaired by an independent Director

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The Board leadership structure is considered at least annually

Principle 5: Boards should adopt structures and practices that enhance their effectiveness
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Excluding our CEO, 100% of our Board is independent

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The Board regularly reviews Director skills with a commitment to Director refreshment to ensure the Board meets the Company’s evolving oversight need

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Each Committee of the Board has an extensive detailed charter outlining the Committee’s duties and responsibilities

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Board members have complete access to Company officers and counsel and may retain outside counsel, financial or other advisors as the Board deems appropriate

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company	• The Compensation and Human Resources Committee annually reviews and approves incentive compensation program design, goals and objectives for alignment with compensation and business strategies

2023 PROXY STATEMENT

GOVERNANCE PROCEDURES AND RELATED MATTERS
Governance Procedures and Related Matters
Code of Conduct and Business Ethics
Our Code of Conduct and Business Ethics (“Code of Conduct”) applies to all our directors, executive officers, employees, contractors and consultants, and articulates our philosophy regarding ethical conduct in the workplace. The Code of Conduct establishes standards for behavior, including standards specific to compliance with laws and regulations, actual or potential conflicts of interest, fairness, insider trading, use of our customers’ information, and public and financial disclosure.
Our Code of Conduct also provides clear guidance on reporting concerns or offenses. Also, we have adopted a Code of Ethics for Senior Financial Officers that supplements the more general Code of Conduct and conforms to the requirements of the Sarbanes‑Oxley Act of 2002 and NYSE American listing standards.
The Company intends to disclose any amendments to, or waivers from, the Code of Conduct with respect to its directors and officers that are required to be disclosed in accordance with the rules and regulations of the SEC and the NYSE American. If such disclosure is made on the Company’s website it will be located on our website at www.barharbor.bank/about-us/shareholder-relations/governance.
Securities and Insider Trading Policy
We maintain a Securities and Insider Trading Policy that applies to all our directors, executive officers, employees, contractors and consultants. The policy is designed to prevent insider trading, or even the appearance of insider trading, and to protect our reputation, integrity and ethical conduct. A copy of this policy is available on our website at www.barharbor.bank/about-us/shareholder-relations/governance
Prohibition on Hedging
Our Securities and Insider Trading Policy prohibits directors, executive officers, employees, contractors and consultants from engaging in any hedging activity involving our securities.
Board Independence and Qualifications
Under NYSE American corporate governance standards, a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE American Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of our Company. In addition, for a director to qualify as “independent,” the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all the director-nominees listed in this proxy statement meet the applicable independence standards except for Curtis Simard, our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committee.
As noted, the Governance Committee identifies nominees to serve as directors primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and shareholders. To date, the Governance Committee has not engaged any third parties to assist in identifying candidates for the Board. The Governance Committee considers a potential candidate’s background, business and professional experience, demonstrated business acumen (including any requisite financial expertise or other special qualifications), ethical character, current employment, the ability to exercise sound business judgment, and a commitment to understanding our company, our business and the industry in which we operate.
In addition, the Governance Committee considers a candidate’s experience at a regulated financial institution and whether a candidate has sufficient time to devote to the responsibilities of being a director, their community service or other board service, as well as the racial, ethnic, and gender diversity of the Board. Candidates are subject to a background check and must be clear of any judgments or sanctions. The Governance Committee generally considers a candidate’s qualifications with respect to these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives.
The Governance Committee will also consider the candidate’s “independent” status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals defined in the section of this proxy statement entitled “Nominations by Shareholders and Other Shareholder Proposals.”
Director Tenure
Each elected director serves until the next succeeding annual meeting and until his or her successor is elected or qualified or until his or her earlier resignation or removal from office. The Board has not established limits on the number of terms that may be served by a director. However, our Bylaws provide that directors will not be nominated for election or re-election after their 72nd birthday except that the full Board may nominate candidates over 72 years of age for election or re-election for a single annual term for special circumstances as determined by the Board and in the best interests of shareholders. We believe the Bank’s best interests are served when the Board is represented by individuals who have developed, over time, valuable insight into our operations, businesses, as well as a profound understanding of our core values and goals toward community growth and prosperity.
Bar Harbor Wealth Management Committee
Our Company, indirectly through BHBT, has an additional wholly-owned subsidiary—Bar Harbor Wealth Management, formerly known as Bar Harbor Trust Services and Charter Trust Company.

2023 PROXY STATEMENT

GOVERNANCE PROCEDURES AND RELATED MATTERS
BHTS and CTC merged into one entity, Bar Harbor Wealth Management, as of May 1, 2022. Bar Harbor Wealth Management has a separate committee. The committee membership is composed of: Daina Belair, Martha Dudman, Debra Miller, Brendan O’Halloran and Curtis Simard. These directors oversee the Bar Harbor Wealth Management subsidiary, which offers trust and wealth management services to clients. Ms. Belair serves as the Chair of the committee.
CEO and Senior Management Succession Planning
Our Board oversees CEO and senior executive management succession planning which is formally reviewed at least annually. Our CEO and our Human Resources Officer provide our Board with recommendations and evaluations of potential CEO successors and review their development progress. Our Board reviews potential internal senior executive management candidates with our President and CEO and our Human Resources Officer, including the qualifications, experience, and development priorities for these individuals. Directors engage with potential candidates at Board and committee meetings and in less formal settings to allow directors to personally assess their qualifications.
Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure, and experience. Our Board also establishes steps to address emergency succession planning in extraordinary circumstances. Our emergency succession planning is intended to enable us to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our safe and sound operation and minimizing potential disruption or loss of continuity to our organization’s business and operations.
Board Meetings, Committee Membership, and Attendance
In 2022, our Board held 10 regular meetings, one strategic planning meeting, for measurement against strategic objectives meetings, and one annual meeting. Directors are expected to attend our Annual Meetings of Shareholders, our Board meetings and the committee meetings of committees of which they are members. Each of our directors attended at least 96.0% of the total number of meetings of our Board and each of the committees on which they served during 2022. In addition, all the Directors serving on our Board at the time of our 2022 Annual Meeting attended the meeting.
Identifying and Evaluating Director Candidates
Board Composition
Our Board oversees the business and affairs of our organization. Our Board provides active and independent oversight of management. To carry out Board responsibilities, we seek candidates with:
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Strong business judgment

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High personal integrity

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Demonstrated achievement in public or private companies

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Proven leadership and management ability

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Dedicated—able to devote the necessary time to oversight

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Free of potential conflicts of interests

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Collegial manner

Our Board seeks directors whose complementary knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in financial services and other highly complex and regulated industries, strategic planning and business development, business operations, marketing and distribution, technology/cybersecurity, risk management and financial controls, human capital management, corporate governance, public policy, and other areas important to our business strategy and oversight. Our Board also assesses directors’ age and tenure, and Board continuity; it strives to achieve a balance between the perspectives of new directors and those of longer-serving directors with industry and institutional insights.
Board Diversity
Although we do not maintain a formal diversity policy, our Board views diversity as a priority and seeks representation across a range of attributes, including gender, race, ethnicity, and professional experience. It regularly assesses our Board’s diversity when identifying and evaluating director candidates. In addition, our Board seeks to include members who are independent, possess financial literacy and expertise, and have an understanding of risk management principles, policies, and practices, and have experience in identifying, assessing, and managing risk exposures. Our 12 director nominees, reflects the Board’s commitment to identifying, evaluating, and nominating candidates who possess personal qualities, qualifications, skills, and diversity of backgrounds, and provide a mix of tenures that, when taken together, best serve our company and all stakeholders.
Shareholder Engagement
Our Board and management regularly engage with our shareholders to solicit their views and input on Company performance, corporate governance, ESG and other topics of interest to shareholders, such as human capital management, and executive compensation matters. These meetings may include participation by our Chairman, President and Chief Executive Officer, Chief Financial Officer, or other senior management members, and they generally focus on our performance, strategy, and business development. The combination of information received in investor meetings and shareholder engagement meetings regularly provides the Board and management with insights into the comprehensive scope of topics important to our shareholders.
Additional Corporate Governance Information
More information about our corporate governance can be found on our website at www.barharbor.bank. Shareholders may also obtain copies of this proxy statement, free of charge, as well as our other corporate filings at our website.

2023 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK
Beneficial Ownership of Common Stock
The following table sets forth information regarding the beneficial ownership of our common stock as of March 15, 2023 by (1) each person or entity known by us to own beneficially more than 5% of the outstanding common stock calculated on the number of shares outstanding on March 15, 2023; (2) each current director and nominee for election to the Board; (3) each NEO; and (4) all executive officers and directors as a group. We had 15,124,451 shares of common stock, net of treasury shares, outstanding as of March 15, 2023. Unless otherwise indicated, the address of all individuals listed below is 82 Main Street, PO Box 400, Bar Harbor, Maine, 04609.
The information provided is based on our records and information furnished by the persons listed. We are not aware of any arrangement that could at a subsequent date result in a change in control of our company.
The number of shares beneficially owned by the person(s) set forth below is determined under the rules of Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 15, 2023. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Included in the amount of common stock beneficially owned are shares of common stock underlying options and other derivative securities that are currently exercisable or will become exercisable within 60 days of March 15, 2023. Ownership percentages reflect the ownership percentage assuming that such person, but no other person, exercises all options and other derivative securities to acquire shares of our common stock held by such person that are currently exercisable or exercisable within 60 days of March 15, 2023. The ownership percentage of all executive officers and directors, as a group, assumes that all 16 persons, but no other persons, exercise all options and other derivative securities to acquire shares of our common stock held by such persons that are currently exercisable or exercisable within 60 days of March 15, 2023.

NAME OF BENEFICIAL OWNERS	TITLE OF CLASS	AMOUNT OF BENEFICIAL OWNERSHIP	FOOTNOTES	PERCENT OF CLASS1
5% or more beneficial owners
BlackRock, Inc.	Common	1,185,927	2	7.90%
FMR LLC	Common	1,354,399	3	8.99%
DIRECTORS & DIRECTOR NOMINEES
Belair, Daina H.	Common	9,479	4	*
Caras, Matthew L.	Common	16,235		*
Colter, David M.	Common	8,070		*
Dimick, Steven H.	Common	10,509		*
Dudman, Martha T.	Common	19,017		*
Fernald, Lauri E.	Common	14,651		*
Miller, Debra B.	Common	1,313		*
O’Halloran, Brendan J.	Common	11,122		*
Shaw, Brian D.	Common	270		*
Simard, Curtis C.	Common	97,210		*
Smith, Kenneth E.	Common	21,316	5	*
Toothaker, Scott G.	Common	39,028	6	*
Woodside, David B.	Common	20,190	7	*
NAMED EXECUTIVE OFFICERS
Iannelli, Josephine	Common	32,678	8	*
Colombo, Marion	Common	18,290	8	*
Mercier, John M.	Common	18,147	8	*
Edgar, Jason P.	Common	13,858	8	*
All directors and executive officers as a group (16 persons)		351,383	9	2.32%

2023 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK
* Represents less than 1% of total
** Named Executive Officers includes Curtis Simard, who is listed above as he serves as CEO, President and Director.

1.
Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).

2.
BlackRock, Inc, holdings are disclosed based on their ownership as of December 31, 2022 as filed on Form Schedule 13G on February 3, 2023. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

3. FMR LLC holdings are disclosed based on their ownership as of December 31, 2022 as filed on Form Schedule 13G on February 9, 2023. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
4. Includes 1,670 shares owned by Ms. Belair’s spouse.
5. Includes 4,138 shares over which voting and dispositive powers are shared jointly with Mr. Smith’s spouse.
6. Includes 4,500 shares over which voting and dispositive powers are shared with Mr. Toothaker’s spouse.

7.
Includes 5,628 shares over which voting and dispositive powers are shared jointly with Mr. Woodside’s spouse. This also includes 1,500 shares owned by Mr. Woodside’s spouse over which he does not have voting or dispositive powers.

8.
The table below includes (a) shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under our 401(k) Plan, (c) time-vested and performance shares (disclosed at Target) scheduled to be issued to the executives within 60 days of the March 15, 2023 record date under the long-term incentive plans. These ownership positions are set forth in the table below:

9.
Total beneficial ownership excludes 1,000 (.0001%) shares of common stock as of the March 15, 2023 record date held by one trust, which, for the purpose of voting, are allocated equally among the directors present at the Annual Meeting under the terms of the respective trust instruments. No director has any other beneficial interest in these shares. This trust is denominated for purposes of this proxy statement as the “Parker Trust.” The Parker Trust was established in 1955 in perpetuity. Bar Harbor Wealth Management (“BHWM”), our second tier non-depository trust services company located in Ellsworth, Maine, is the sole Trustee, with full powers, of this trust benefiting the Mt. Heights Cemetery in Southwest Harbor, Maine.

NAME	DIRECT (a)	401(k) PLAN (b)	LONG TERM INCENTIVE EQUITY (c)
Simard, Curtis C.	78,168	1,451	17,591
Iannelli, Josephine	25,665	—	7,013
Colombo, Marion	13,761	—	4,529
Mercier, John M.	13,618	—	4,529
Edgar, Jason P.	9,476	—	4,382
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the year ended December 31, 2022, the Company believes that all directors, executive officers and beneficial owners of more than 10% of its common stock timely complied with all of the filing requirements applicable to them with respect to transactions during the year ended December 31, 2022, except as follows: (i) Ms. Miller made one late Form 3 filing and one late Form 4 filing attributable to a grant of restricted stock from the Company, (ii) Ms. Hill made one late Form 4 filing regarding a purchase of common stock shares, (iii) Mr. Edgar made one late Form 4 filing regarding the conversion of RSUs into common stock and the related tax withholdings and his Form 3 filing, (iv) Mr. Simard made one late Form 4 filing regarding the conversion of RSUs into common stock and the related tax withholdings, (v) Ms. Iannelli made one late Form 4 filing regarding the conversion of RSUs into common stock and the related tax withholdings, (vi) Ms. Colombo made one late Form 4 filing regarding the conversion of RSUs into common stock and the related tax withholdings (vii) Mr. Mercier made one late Form 4 filing regarding the conversion of RSUs into common stock and the related tax withholdings, and (viii) Mr. Woodside made one late Form 4 filing attributable to a grant of restricted stock from the Company.

2023 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS
Proposal 1 Election of Directors
Directors and Nominees
At the Annual Meeting, shareholders will elect the entire Board of Directors to serve for the ensuing year and until his or her successor has been elected and qualified or until his or her earlier resignation or removal from office. The Board has designated as nominees for election the 12 persons named below, all of which currently serve as a director, except Mr. Shaw. Each director nominee has consented to being named in this proxy statement and to serving as a director if elected.
Listed are each nominee’s name, age as of our Annual Meeting date, tenure of Board service, committee memberships, principal occupation, business experience, Board Committee positions, and positions with our subsidiaries consisting of BHBT and BHWM. We also discuss the qualifications, attributes, and skills that led our Board to nominate each director for election. The terms of all current directors expire at the 2024 Annual Meeting.

NAME	AGE	YEAR FIRST ELECTED OR APPOINTED DIRECTOR	POSITION(S) WITH OUR COMPANY	POSITION(S) WITH OUR SUBSIDIARIES
Daina H. Belair	67	2015	Director	Director, BHBT since 2015 Director, BHWM since 2022
Matthew L. Caras	66	2014	Director	Director, BHBT since 2014
David M. Colter	55	2016	Director	Director, BHBT since 2016
Martha T. Dudman	71	2003	Director	Director, BHBT since 2003 Director, BHWM since 2022
Lauri E. Fernald	61	2005	Director	Director, BHBT since 2005
Debra B. Miller	65	2022	Director	Director, BHBT since 2022 Director, BHWM since 2022
Brendan J. O’Halloran	60	2018	Director	Director, BHBT since 2018 Director, BHWM since 2022
Brian D. Shaw	54	Nominee	Nominee	None
Curtis C. Simard	52	2013	Director, President and CEO	President and CEO of BHBT since 2013 Director, BHBT since 2013 Director, BHWM since 2022
Kenneth E. Smith	69	2004	Director	Director, BHBT since 2004
Scott G. Toothaker	60	2003	Director	Director, BHBT since 2003
David B. Woodside	71	2003	Director	Director, BHBT since 2003 Chairman of the Board since 2016

2023 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS
NUMBER OF BOARD AND COMMITTEE MEETINGS HELD IN 2022
BOARD	EXECUTIVE	AUDIT	COMPENSATION & HUMAN RESOURCES	GOVERNANCE	BOARD RISK
10	0	4	5	3	12

Note:
In addition to the number of formal meetings reflected above, from time to time our Board and/or its committees also held educational and/or informational sessions related to emerging topics and best practices.

Our Board has determined that all but one of the director nominees are “independent directors” in accordance with applicable laws, regulations, and NYSE American LLC listing requirements. The exception is director nominee Curtis C. Simard, who currently serves as our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.
The Board selected our 12 director nominees based on their satisfaction of the core attributes described starting on page 17, and the belief that each can make substantial contributions to our Board and Company. Our Board believes our nominees’ depth of experience and their mix of attributes strengthen our Board’s independent leadership and effective oversight of management relating to our businesses, our industry’s operating environment, and our long-term strategy. Our 12 director nominees:
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are seasoned leaders who have held diverse leadership positions in complex, highly regulated businesses (including banks and other financial services organizations)

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have served as chief executives or other senior positions in the areas of finance, legal, public relations, marketing and customer service

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bring deep and diverse experience in public and private companies, financial services, the public sector, nonprofit organizations, and other domestic and international businesses

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are experienced in regulated, non-financial services industries and organizations, adding to our Board’s understanding of overseeing a business subject to governmental oversight, and enhancing the diversity of our Board with valuable insights and fresh perspectives that complement those of our directors with specific experience in banking or financial services
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represent diverse backgrounds and viewpoints

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strengthen our Board’s oversight capabilities by having varied lengths of tenure that provide historical and new perspectives about our company

Stock Ownership Guidelines
Our Bylaws require that each director own a minimum of 500 shares no later than one year following their initial election to the Board. In addition, our Board has implemented a policy requiring each director to own a minimum of five times his or her annual stipend. Ownership must be attained within five years of a director’s initial election and may include their 500 qualifying shares.
All current director nominees are in conformity with the Bylaws in connection with stock ownership.
Vote Required
Our directors will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present at the meeting or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “FOR” votes will be elected as directors. If you do not vote for a nominee, or you indicate “WITHHOLD” for any nominee on your proxy card, your vote will not count “FOR” or “AGAINST” the nominee. You may not vote your shares cumulatively in the election of directors. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial shareholder. Therefore, broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE 12 DIRECTOR NOMINEES.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
Director Nominees
Daina H. Belair
Age: 67 | Director Since: 2015 | Independent

Mrs. Belair is a retired attorney and a member of the New York and District of Columbia Bar Associations. In 2008, she relocated to Maine where she owned and operated the Inn at Sunrise Point until mid-2021. During her more than 25 years as a practicing attorney, she specialized in banking and financial services. In 2002-2006 she served as General Counsel and Managing Director of U.S. Trust Corporation and its subsidiary banks, U.S. Trust Company of New York and U.S. Trust Company N.A. Prior to that, she was employed by Citibank N.A. for 15 years, as a Vice President and Managing Director, and holding various senior division general counsel and compliance officer positions for Citibank’s international corporate and institutional business as well as general counsel for the Citibank Private Bank. Earlier in her career she practiced law in Washington D.C. At this time, she primarily resides in South Carolina but maintains family and business ties to Maine and New England.

Professional and Leadership Highlights:
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Significant banking, wealth management and regulatory experience

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Served as a Director of various private not-for-profit organizations, including Home Counselors Inc. in Maine and Women in Housing and Finance in Washington DC

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Served as Director and Treasurer of the Penobscot Bay Chamber of Commerce and as President of the Lincolnville Business Group

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Served on the Town of Lincolnville Budget Committee

Committee Memberships: • Audit Committee • Executive Committee • Governance Committee • Bar Harbor Wealth Management Committee (Chair)
Mrs. Belair’s legal background in the financial services industry and hospitality experience provides valuable guidance to the Board.
Matthew L. Caras, JD
Age: 66 | Director Since: 2014 | Independent

An attorney and member of the Maine Bar, Mr. Caras is a founder and principal of Leaders LLC, a mergers and acquisitions advisory services firm representing public, private, and family owned businesses in a broad range of industries throughout the United States and globally. Mr. Caras is also a mediator and neutral negotiation facilitator who has conducted over 150 mediation sessions and facilitated transactions as a neutral party. Mr. Caras resides in Arrowsic, Maine.

Professional and Leadership Highlights:
•
Serves on the Arrowsic, Maine Planning Board

•
Former partner, department chair, and member of the executive committee of Verrill Dana LLP, a full-service law firm with over 130 attorneys and offices in Portland, Maine; Boston, Massachusetts; Westport, Connecticut; Washington, DC; and White Plains, NY

Committee Memberships: • Executive Committee • Compensation And Human Resources Committee • Board Risk Committee • Governance Committee (Chair)

Mr. Caras’ legal expertise in commercial transactions, as well as his business knowledge of the many industries with which we conduct business is invaluable to the Board with our growing customer service area throughout Northern New England.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
David M. Colter
Age: 55 | Director Since: 2016 | Independent

Mr. Colter currently serves as President and Chief Executive Officer of GAC Chemical Corporation (“GAC”) in Searsport, Maine. GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals. Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio in their Financial Institutions Group. Mr. Colter resides in Hampden, Maine.

Professional and Leadership Highlights:
•
Board member, Maine State Chamber of Commerce

•
Executive Committee and Audit Committee member of the University of Maine Pulp and Paper Foundation

•
Board member, Maine International Trade Center

•
Holds Certified Public Accountant and Chartered Global Management Accountant designations

•
Former member of the Board, Executive Committee and Treasurer for the Ronald McDonald House, NW Ohio

•
Former District Chairman, Waldo District, Boy Scouts of America

Committee Memberships: • Board Risk Committee • Compensation And Human Resources Committee • Executive Committee • Audit Committee (Chair)
Mr. Colter’s experience as the principal executive officer of a manufacturing company, as well as his educational and professional credentials, bring essential qualifications and skills to the Board.
Martha T. Dudman
Age: 71 | Director Since: 2003 | Independent

Ms. Dudman, a retired business executive and consultant, is a Director of the Maine Humanities Council and a Selectman for the Town of Mount Desert. She served as President & General Manager for a group of radio stations in Ellsworth and Bangor, then as Senior Counsel with Gary Friedmann & Associates, helping raise millions of dollars for Maine nonprofits. Over the years, she has served on many boards including the Maine Association of Broadcasters, the National Association of Broadcasters, Bangor Rotary Club, and the Northeast Harbor Library. She is a published author, and resides in Northeast Harbor, Maine.

Professional and Leadership Highlights:
•
Former Corporate President, with experience extending to nonprofit relationship building

•
Vice President of the Summer Scholarship Endowment Foundation

•
Past President of the Northeast Harbor Library

•
Member of the Board of Selectmen for the Town of Mount Desert

•
Served on numerous nonprofit boards; awarded membership in the Deborah Morton Society, recognizing women of high distinction in their careers and public service and whose leadership in civic, cultural, and social causes has been exceptional

Committee Memberships: • Governance Committee • Bar Harbor Wealth Management Committee
Ms. Dudman’s extensive experience in business management, public relations, marketing and sales provide a unique insight into our operations and strategic long term goals.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
Lauri E. Fernald
Age: 61 | Director Since: 2005 | Independent

Ms. Fernald is an owner in Jordan Fernald Funeral Home headquartered in Mount Desert, Maine, and she is a Certified Funeral Service Practitioner. Ms. Fernald resides in Mount Desert, Maine.

Professional and Leadership Highlights:
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Serves on the finance committee of Hospice Volunteers of Hancock County

•
Altar Guild Member, Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor

•
Member for the Maine Coast Memorial Hospital Foundation Council

•
Current member of numerous foundations and associations including the Woodbine Cemetery Association of Ellsworth, and the Treasurer and Sexant Brookside Cemetery Corp. of Mount Desert

Committee Memberships: • Governance Committee • Board Risk Committee
Ms. Fernald’s commercial and community service experience brings a depth of knowledge and perspective to the Board and the markets we serve.
Debra B. Miller
Age: 65 | Director Since: 2022 | Independent

Mrs. Miller has served as the Vice President of External Relations at the NH Community Loan Fund since 2013. She oversees the organization’s philanthropy, marketing and communications as well as their public policy efforts. She previously served as Senior Vice President and Director of Corporate Affairs in New England for Citizens Bank where she was responsible for overseeing public and community relations, media relations, internal communications, special events, charitable contributions, marketing sponsorships and government affairs for the New England region. In addition, she was responsible for the bank’s Community Reinvestment Act programs throughout its 13-state footprint. Ms. Miller resides in Londonderry, New Hampshire.

Professional and Leadership Highlights:
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Received a BS in Urban Affairs and Economics from Winston-Salem University

•
Previously served as the Chair of the Board of Trustees for Winston-Salem State University and the past chair of Whittier Street Health Center in Roxbury, MA

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Previously appointed by New Hampshire Governor Jeanne Shaheen to serve as a trustee for the University System of New Hampshire where she chaired the External Affairs Committee

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Among other awards, recognized as one of New Hampshire’s Remarkable Women by New Hampshire Magazine, received the Susan B. Anthony Award from the Manchester YWCA, and received the Leading Women Award from the Girl Scouts Patriots’ Trail Council

Committee Memberships: • Audit Committee • Board Risk Committee • Bar Harbor Wealth Management Committee
Mrs. Miller’s significant experience in banking and compliance combined with her community service experience provides a valuable combination of proven skills and insights to the Board.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
Brendan J. O’Halloran
Age: 60 | Director Since: 2018 | Independent

Mr. O’Halloran began his career at The First Boston Corporation in New York City and was employed by Toronto Dominion Bank Financial Group in varying capacities since 1989. Prior to his retirement in 2015, his most recent position was Vice Chair & Region Head, TD Securities where he oversaw TD Securities investment banking, trading and operational activities in the US through its offices in New York, Chicago, Boston, Houston, and Philadelphia. Mr. O’Halloran resides in Chatham, Massachusetts and Naples Florida.

Professional and Leadership Highlights:
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Holds an AB from Princeton University and an MBA from the Harvard Graduate School of Business Administration

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Substantial banking experience including oversight of broad geography and multiple business lines. Demonstrated leadership skills that include strong integration and strategic expansion experience across various credit and capital market cycles

•
Serves as a member of the Board of Directors of Cigent Technology, Inc., Fort Meyers, Florida

•
Served as a trustee for the Institute of International Bankers

Committee Memberships: • Bar Harbor Wealth Management Committee • Executive Committee • Governance Committee • Compensation Committee (Chair)
Mr. O’Halloran’s extensive experience in the financial services industry and specifically regulatory interaction and oversight is an invaluable asset to our Board.
Brian D. Shaw
Age: 54 | Director Nominee | Independent

Mr. Shaw owns a real estate contracting and development business, ranging from projects for specified clients to developing a portfolio of his own accord. Both segments range from single-family residences to medium-scale hospitality properties to multi-family properties of varying sizes. His services include original engineering to final finish carpentry. Mr. Shaw resides in Bar Harbor, Maine.

Professional and Leadership Highlights:
•
Graduate of Eastern Maine Technical College with degrees in construction design and architecture

•
Experience in navigating various economic and real estate cycles

•
Past member of the Board of the Hattie A. and Fred C. Lynam Trust, which was established in 1942 for the support of charitable organizations and educational scholarships throughout Mount Desert Island

Committee Memberships: • Director Nominee
Mr. Shaw’s executive leadership and commercial service experience brings a depth of knowledge and perspective to the Board and the markets we serve.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
Curtis C. Simard
Age: 52 | Director Since: 2013

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:
•
Serves as a member on the Executive Committee of Maine Bankers Association

•
Serves as a member of the Board of Directors of Friends of Acadia and the Ellsworth Business Development Corporation

•
Serves as a member of the Board of Directors at the Business and Industry Association of N.H.

•
Past Chair of Maine Bankers Association

•
Previous Board member of Northern Light Maine Coast Memorial Hospital, Seal Cove Auto Museum and the Abbe Museum, a Smithsonian affiliate representing Native American Culture

Committee Memberships: • Executive Committee • Bar Harbor Wealth Management Committee • Board Risk Committee

Mr. Simard’s position as our President and CEO, his extensive track record of success in banking throughout the Northeastern United States, particularly New England, and his leadership of our company provides him with considerable insight into our opportunities, challenges, and operations.

Kenneth E. Smith
Age: 69 | Director Since: 2004 | Independent

Mr. Smith is the former owner and innkeeper of Manor House Inn from 2003-2020 at which time he retired, and was the former owner of Wonder View Inn, both of which are lodging facilities located in Bar Harbor, Maine. Mr. Smith resides in Bar Harbor, Maine.

Professional and Leadership Highlights:
•
40 years plus of experience and expertise in the hospitality and customer service industry

•
Serves as a Commissioner of the Bar Harbor Housing Authority

•
Member of the Town’s Cruise Ship Committee

•
Member of Anah Shrine

•
Member of Acadia National Park Advisory Committee

•
Vice Chair of the Bar Harbor Housing Authority

•
Former Chairman and long-time member of the Bar Harbor Town Council

•
Past President and current member of the Bar Harbor Rotary Club

Committee Memberships: • Executive Committee • Compensation And Human Resources Committee • Board Risk Committee (Chair)
Mr. Smith’s expertise in the hospitality industry is beneficial to the Board as it represents a critical segment of the local economy and our commercial loan portfolio.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
Scott G. Toothaker
Age: 60 | Director Since: 2003 | Independent

Mr. Toothaker serves as the Office Managing Partner of Marcum, LLP, New Hampshire, an international accounting and advisory firm with locations throughout the United States. Mr. Toothaker resides in Nashua, New Hampshire.

Professional and Leadership Highlights:
•
Holds an MBA from the University of Maine and a BS and MTax from Bentley College

•
Experience in navigating financial management and transition across many industries and through various economic cycles

Committee Memberships: • Audit Committee • Board Risk Committee
As a practicing CPA, Mr. Toothaker has experience across business and personal financial management that is well suited in his role as a director.
David B. Woodside
Age: 71 | Director Since: 2003 | Independent

Mr. Woodside has served as Chief Executive Officer and Director of The Acadia Corporation, a locally owned company operating retail shops on Mount Desert Island. Mr. Woodside resides in Bar Harbor, Maine.

Professional and Leadership Highlights:
•
Received a BS in Business Administration from the University of Maine

•
Served as Vice Chair of the National Park Hospitality Association

•
Past member of the Bar Harbor Town Council

•
Past President of the Bar Harbor Rotary Club and Bar Harbor Chamber of Commerce

Committee Memberships: • Chairman Of The Board Of Directors • Executive Committee (Chair) • Compensation And Human Resources Committee • Board Risk Committee
Mr. Woodside’s in depth knowledge of the retail and hospitality industries both in Maine and across the country provide significant expertise to the Board.

2023 PROXY STATEMENT

DIRECTOR NOMINEES
Board Skills and Demographics—Bar Harbor Bankshares
	BELAIR	CARAS	COLTER	DUDMAN	FERNALD	MILLER	O’HALLORAN	SHAW	SIMARD	SMITH	TOOTHAKER	WOODSIDE	TOTAL
SKILLS AND EXPERIENCE
Executive Leadership	●	●	●	●	●		●	●	●		●	●	10
Financial Services Industry	●		●			●	●		●	●			6
Financial Reporting/ Audit/ Capital Planning	●	●	●	●	●		●	●	●	●	●	●	11
Risk Management	●	●	●	●	●	●	●	●	●	●	●	●	12
Financial Services Compliance/ Legal/ Regulatory	●		●			●	●		●				5
Technology/ Information Security/ Cybersecurity			●				●		●		●	●	5
Mergers & Acquisitions	●	●					●		●		●		5
Human Capital Management	●	●	●	●	●	●	●	●	●	●	●	●	12
Public Company Experience	●		●			●	●		●				5
BOARD INDEPENDENCE AND TENURE
Independent	●	●	●	●	●	●	●	●		●	●	●	11
Board Tenure (years)	7	8	6	19	17	1	4	N/A	9	18	19	19	—
BOARD DEMOGRAPHICS
Age	67	66	55	71	61	65	60	54	52	69	60	71	—
Gender	F	M	M	F	F	F	M	M	M	M	M	M	—
Race	C	C	C	C	C	A	C	C	C	C	C	C	—
F = Female
M = Male
C = Caucasian/ White
A = African American/ Black

2023 PROXY STATEMENT

EXECUTIVE OFFICERS
Executive Officers
Below is a list of our Executive Officers, including their ages and positions with us and our subsidiaries BHBT, and BHWM as of March 15, 2023.
NAME	AGE	SINCE	CURRENT POSITION	POSITIONS WITH SUBSIDIARIES
Curtis C. Simard	52	2013	Director, President and CEO	President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director of BHWM since 2022 when the two trust entities merged
Josephine Iannelli	50	2016	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer, and Treasurer of BHBT since 2016. Chief Financial Officer and Treasurer of BHWM since 2022 when the two trust entities merged
Marion Colombo	57	2018	N/A	Executive Vice President, Director of Retail Delivery of BHBT since 2018
John M. Mercier	59	2018	N/A	Executive Vice President, Chief Lending Officer of BHBT since 2018. Formerly Executive Vice President, Senior Lender NH and VT of BHBT since 2017
Jason Edgar	46	2019	N/A	Hired in 2019 as President of both BHTS and CTC; President of BHWM since 2022 when the two trust entities merged
Alison DiPaola	35	2022	N/A	Senior Vice President, Chief Human Resources Officer of BHBT since April, 2022
Joseph Schmitt	50	2022	N/A	Senior Vice President, Chief Marketing Officer of BHBT since September 2017, and a Head of Communications since January, 2022
Joseph P. Scully	61	2021	N/A	Senior Vice President, Chief Information Officer and Director of Operations of BHBT since April, 2021
John M. Williams, II	32	2021	N/A	Senior Vice President, Chief Risk Officer of BHBT since April, 2021
Our Bylaws provide that our Board elect executive officers annually. The Bylaws further provide the President and CEO, Chairman and Vice Chairman, if any, shall serve at the pleasure of the Board or until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understandings between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no “family relationships” (as defined by the SEC) between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

2023 PROXY STATEMENT

EXECUTIVE OFFICERS
CURTIS C. SIMARD

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Serves as a member of the Executive Committee of Maine Bankers Association

•
Serves as a member of the Board of Directors of Friends of Acadia and the Ellsworth Business Development Corporation

•
Serves as a member of the Board of Directors at the Business and Industry Association of N.H.

•
Past Chair of Maine Bankers Association

•
Previous Board member of Northern Light Maine Coast Memorial Hospital, Seal Cove Auto Museum and the Abbe Museum, a Smithsonian affiliate representing Native American Culture

Mr. Simard’s position as our President and CEO, his extensive track record of success in banking throughout New England, and his leadership of our company provide him with considerable insight into our opportunities, challenges and operations.

JOSEPHINE IANNELLI

Ms. Iannelli joined Bar Harbor Bank & Trust in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the organization, Ms. Iannelli served as Senior Executive Vice President, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts. She began her career at KPMG and subsequently KeyCorp. She also served in various roles at National City Corporation starting in 2002 up to and including the acquisition and integration into PNC Financial Services Group. Ms. Iannelli resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Holds a BS in Accounting from Baldwin Wallace University

•
Serves as a member of the Board of Directors, Secretary and Chair of the Audit Committee for the Maine Seacoast Mission

•
Serves as a member of the Board of Trustees and Chair of the Finance Committee for Camp Beech Cliff

•
Owned her own consulting company serving both national and international publicly traded clients

In these varying roles, Ms. Iannelli’s experience and expertise encompass senior financial leadership in accounting policy, financial planning and analytics, treasury, investor relations, SEC and regulatory reporting, investment management, tax, and mergers and acquisitions.

2023 PROXY STATEMENT

EXECUTIVE OFFICERS
MARION COLOMBO

Ms. Colombo joined our company in February 2018 as Executive Vice President, Director of Retail Delivery. She is responsible for retail strategy and delivery working with teams to ensure that our customer experience is consistent with outstanding service across all locations in Maine, New Hampshire and Vermont. She has demonstrated the ability to partner with business lines to advance wallet share beyond the branch environment. Ms. Colombo resides in York, Maine.
Professional and Leadership Highlights:
•
Prior to joining Bar Harbor Bank & Trust, Ms.Colombo served in multiple leadership roles at TD Bank for 30 years. She served as Market President of Retail for TD Bank in Boston, Massachusetts from 2009 to 2018 where she was responsible for the retail strategy for 110 de novo branches across Greater Boston and Rhode Island

•
Past recipient of the Abigail Adams award from the Massachusetts Women’s Political Caucus, recognizing her as an Outstanding Woman Leader

•
Served with the United Way, Boston Partners in Education, and other nonprofits having been recognized for extraordinary support of women in the workplace

Ms. Colombo’s in-depth knowledge of retail banking and her strong leadership skills and experience provide significant expertise in this important segment of our business.

JOHN M. MERCIER

Mr. Mercier has served as our Executive Vice President and Chief Lending Officer since October 1, 2018. He joined our company in April 2017 as Executive Vice President, Senior Loan Officer for New Hampshire and Vermont. His banking career spans more than 30 years with significant lending experience in many types of lending, across segments, and through various economic cycles. Prior roles have included various initiatives at Citizens Bank, KeyCorp, TD Bank, and Primary Bank. Mr. Mercier resides in Manchester, New Hampshire.
Professional and Leadership Highlights:
•
Received a BS in Finance from Bentley College

•
Graduate of the New England School of Banking

•
Serves as a member of the Board of Trustees of the Elliot Health System

•
Serves as Manchester, NH Police Commissioner

•
Past Chairman and Trustee Emeritus of Southern New Hampshire Health System

•
Past Chairman of the Manchester-Boston Regional Airport Authority

•
Past Trustee of various nonprofits including the Granite United Way, New Hampshire Institute of Art, and the Manchester Boys & Girls Club

In his role, Mr. Mercier’s experience provides for the effective planning, development and implementation of the Bank’s long-term lending strategies, including initiatives such as portfolio mix, growth strategies and market penetration objectives.

2023 PROXY STATEMENT

EXECUTIVE OFFICERS
JASON EDGAR

Mr. Edgar joined our company in June 2019 as President of BHTS and CTC. BHTS and CTC merged into one entity as of May 1, 2022, Bar Harbor Wealth Management. He is responsible for setting the strategic direction of Wealth Management and managing the day-to-day business of BHWM. Mr. Edgar has over 20 years of experience in the Wealth Management industry. Mr. Edgar resides in Atkinson, New Hampshire.
Professional and Leadership Highlights:
•
Prior to joining Bar Harbor Bank & Trust, Mr. Edgar served in multiple leadership roles at Berkshire Hills Bancorp. He served as the Chief Investment Officer and Director of Wealth Management from 2016 to 2019. In his position at Berkshire Bank, he was responsible for overseeing the strategic direction and daily management of the business line. Prior to that role Mr. Edgar was the New England Regional Leader for Berkshire Hills Bancorp. Prior to Berkshire Hills Bancorp, Mr. Edgar was a Senior Officer overseeing the investment process at Enterprise Bank.

•
He received a BA Degree in Political Science from the University of Connecticut.

Mr. Edgar’s strong wealth management experience, deep industry knowledge and significant leadership skills provide expertise in this important segment of our business.

ALISON DIPAOLA

Ms. DiPaola has served as our Senior Vice President, Chief Human Resources Officer since April 2022. After almost five years at another financial institution, she joined the company in June of 2013 and has held roles of progressive responsibility. Ms. DiPaola is responsible for all Human Resources functions such as compensation, payroll, benefits, employee relations, performance management, and talent acquisition. She resides in Newport, New Hampshire.
Professional and Leadership Highlights:
•
Received a BS in Business Administration from the University of New Hampshire and an MSHRM from Southern New Hampshire University

•
Maintains her Society for Human Resource Management, Senior Certified Professional credential (SHRM-SCP)

•
Graduate of the New England School of Financial Studies and Northern New England School of Banking

•
Serves as a Board Member of the Newport Cal Ripken Baseball League

In her role, Ms. DiPaola’s Human Resources education, certifications, and experience throughout banking make her effective in managing our Human Resources function across all three states.

2023 PROXY STATEMENT

EXECUTIVE OFFICERS
JOSEPH SCHMITT

Mr. Schmitt has served as our Chief Marketing Officer since September 17, 2017 and took on the additional role of Head of Communications on January 10, 2022. Mr. Schmitt has over 25 years of industry experience in Marketing and Product Management. In his role, Mr. Schmitt oversees the strategy and execution for employee and customer communications, brand and advertising, customer growth and deposit balance growth programs, philanthropic giving, and sponsorships. Mr. Schmitt resides in Bar Harbor, Maine.
Professional and Leadership Highlights
•
Holds a BS in Finance and Marketing from Skidmore College

•
Earned an MBA from Suffolk University

•
Prior to joining the Bank, Mr. Schmitt held various marketing and product management roles over ten years at Santander Bank. He served as Senior Vice President and Director of Product Marketing for Santander from 2014 to 2017. Prior roles with Santander included: Director Consumer Strategy, Planning and MIS, and several senior product management roles in consumer and business banking. Before joining Santander, Mr. Schmitt was the Director of Marketing at Brookline Bank from 2004 through 2007. He also held senior roles at Rockland Trust, Eastern Bank and BankBoston.

Mr. Schmitt’s experience across many business lines in banks of varying size is valuable in his role of Marketing, Product Deployment and Communication.

JOSEPH SCULLY

Mr. Scully is the CIO and Director of Operations at Bar Harbor Bank & Trust and is responsible for guiding the bank’s Technology, Project & Vendor Management, Business Continuity, Real Estate Management, and Deposit/Loan Operations functions. Mr. Scully has nearly four decades of experience working in the Department of Defense and Financial Services verticals. He has supervised Information Technology & Security, Fraud, Project Management, Facilities, and Card Operations departments throughout his career and has served on multiple banking and security industry committees during the last 20 years. Since arriving at the bank, Mr. Scully has spearheaded the modernization of our enterprise infrastructure and has played key roles in a majority of the bank’s strategic initiatives including both merger and acquisition projects. Mr. Scully resides in Plymouth, Maine.
Professional and Leadership Highlights:
•
Past FS-ISAC Payments Risk Council Member

•
Past Trusteer Product Advisory Committee Member

Mr. Scully holds an Associate’s degree of Applied Science from Edison State Community College in Ohio. Mr. Scully is a proud US Army veteran, having served in the Military Intelligence branch of the US Army.

2023 PROXY STATEMENT

EXECUTIVE OFFICERS
JOHN WILLIAMS

Mr. Williams has served as our Senior Vice President, Chief Risk Officer since April 2021, and has served in varying and progressively higher roles of responsibilities within the risk management function at the Company since December 2014. Mr. Williams was deeply involved with the Bank’s recent M&A activity, including work relative to due diligence reviews and leading e-commerce integrations for each transaction. Prior to that, Mr. Williams served in various risk management capacities at another Maine-based financial institution. Mr. Williams resides in Clifton, Maine.
Professional and Leadership Highlights:
•
Received a BA in Economics from Yale University

•
Past and present Board member of several community and nonprofit initiatives, including the Town of Clifton Planning Board and TIF Committee and Northern Light Eastern Maine Medical Center Institutional Review Board

•
Significant involvement in the Company’s M&A activity

Mr. Williams’ leadership skills, education, and risk management experience make him well-suited to lead the overall risk management culture throughout the organization.

2023 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Certain Relationships and Related-Party Transactions
Transactions with Management and Others
We administer related party transactions under compliance with NYSE American Rule 120 and Item 404(a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, administered according to Federal Regulation O, as described more fully below). Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board Committee, or the full Board) for pre-approval. Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the Bank’s Board of Directors there were no related party transactions in 2022.
We have entered into a long-term lease for a Bank branch located in Somesville, Maine, effective February 1, 2006, which we refer to as the Somesville Lease. The Somesville Lease currently has a lease that runs through 2026. During each subsequent lease year, the base rent is increased using a formula tied to certain changes in the consumer price index. During 2022, the lease payments totaled $94,438, and remaining base payments until lease maturity totaled $295,949. There were no amounts outstanding for this lease as of December 31, 2022. In addition to base rent, the Bank is responsible to pay certain defined real estate taxes as “additional rent”, as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The “Landlord” under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Mr. Robert B. Fernald of Mount Desert, Maine, is a shareholder, director, and officer of A. C. Fernald Sons Inc. and is the father of our director Lauri E. Fernald. Ms. Fernald does not own any stock or hold any corporate office or other position with A.C. Fernald Sons Inc. and has no direct or indirect interest in the Somesville Lease other than her familial relationship with Mr. Robert B. Fernald.
Except as set forth above and with regard to “Indebtedness of Management” described below, none of our director-nominees or NEOs nor any of its subsidiaries engaged during 2022 in any transaction with our Company or any of our subsidiaries, in which the amount involved exceeded $120,000.
Indebtedness of Management and Directors
BHBT offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively “insiders”), commercial and consumer loans in the ordinary course of its business.
All loans made to insiders by us and our subsidiaries are regulated by federal and state regulators under Regulation O. Regulation O covers various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to directors and officers provided that such extensions of credit are:
(1)
made or provided in the ordinary course of the consumer credit business of such issuer

(2)
of a type that is generally made available to such issuer to the public

(3)
made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the public

(4)
subject to appropriate review and oversight by our Audit Committee or a comparable body of the Board in accordance with NYSE American Rules for related party transactions

As of December 31, 2022, the outstanding loans by BHBT to director nominees and NEOs amounted to an aggregate of approximately $5,034,575 and we had $1,680,226 in unfunded loan commitments to these persons. All loans are offered under the same terms and conditions available for comparable loans to persons not related to BHBT, including, interest rates, repayment terms, and the required collateral. The terms and conditions of all loans, including those to insiders, and the process by which such loans are approved, are fully documented in BHBT’s written loan policy (“Loan Policy”). The Loan Policy is approved annually by the Board and administered by the management of BHBT. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles (except for the favorable pricing programs previously described). We believe all extensions of credit to our insiders and executive officers satisfy the foregoing conditions. No extensions of credit to our insiders have involved more than normal risk of collectability or present other unfavorable features.
Director independence disclosures may be found under “Corporate Governance” beginning on page 6.

2023 PROXY STATEMENT

COMPENSATION OF DIRECTORS
Compensation of Directors
Compensation of independent directors of our Company and subsidiaries, BHBT and BHWM consisted of quarterly stipends, and an equity award. The CEO does not receive compensation for service as a director.
We regularly review the compensation practices of the peer companies, which include the same peer companies used for our executive benchmarking study. The Board believes that providing a significant portion of director compensation in equity will reinforce the alignment with shareholder interests.
In FY 2022 annual retainers remained unchanged from 2021. In November 2022, each independent director was awarded
1,313 restricted shares of our common stock under the 2019 Equity Plan (“2019 Equity Plan”), valued at $40,000 per director on the date of the grant. These restricted share certificates are fully vested, but may not be sold, transferred or gifted by any director until three (3) months after such director leaves the service of the Board.
Each of our directors attended at least 96% of the total number of meetings of our Board and each of the Committees on which they served during 2022. In addition, all the directors serving on our Board at the time of our 2022 Annual Meeting attended the meeting.

COMPENSATION	2021 AMOUNTS	2022 AMOUNTS
Board Retainer	$32,000	$32,000
Chair of the Board Retainer	22,500	22,500
Audit Chair Retainer	10,000	10,000
All Other Committee Chair Retainer	7,500	7,500
Chair of BHWM	7,500	7,500
Annual Fully Vested Restricted Stock Grant	32,500	40,000
Per Meeting Fee	—	—

2023 PROXY STATEMENT

COMPENSATION OF DIRECTORS
2022 Director Compensation
The following table details the total compensation paid to directors from our company and our subsidiaries, BHBT, and BHWM, during 2022. Directors received no additional compensation or perquisites for their service other than that set forth in the table below.
NAME	FEES EARNED OR PAID IN CASH1	RESTRICTED STOCK AWARDS2	TOTAL
Daina H. Belair	$32,928	$39,994	$72,921
Matthew L. Caras	39,500	39,994	79,494
David M. Colter	38,237	39,994	78,231
Steven H. Dimick	32,000	39,994	71,994
Martha T. Dudman	34,843	39,994	74,837
Lauri E. Fernald	34,843	39,994	74,837
Debra B. Miller	19,956	39,994	59,950
Brendan J. O’Halloran	36,677	39,994	76,671
Kenneth E. Smith3	39,500	39,994	79,494
Stephen R. Theroux	12,128	—	12,128
Scott C. Toothaker	35,790	39,994	75,784
David B. Woodside	54,500	39,994	94,494
Totals	$410,901	$439,934	$850,835
1. Fees earned include all stipends earned in 2022.

2.
Represents the value of 1,313 restricted shares earned in 2022 and granted in November 15, 2022 to each independent director as part of their compensation calculated at the closing price on the day of the grant.

3.
Mr. Smith deferred a portion of his compensation under a Non-Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in our name until the director withdraws them upon his resignation, retirement, or termination from Board membership. Mr. Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of our Company for the payment of these deferred fees at a future date.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
Compensation Discussion and Analysis
This section provides an overview and analysis of our compensation program and policies, as they relate to our named executive officers, or NEOs, listed below, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. Later in this proxy statement under the heading “Executive Compensation Tables” is a series of tables containing specific information about the compensation earned or paid to the NEOs.
The discussion below is intended to aid in the understanding of the detailed information disclosed in those tables and provide context within the overall compensation program.
Named Executive Officers
For 2022, our NEOs were:
•
Curtis C. Simard, President and CEO

•
Josephine Iannelli, Executive Vice President, CFO and Treasurer

•
Marion Colombo, Executive Vice President and Director of Retail Delivery

•
John M. Mercier, Executive Vice President and Chief Lending Officer

•
Jason P. Edgar, President, Bar Harbor Wealth Management

Summary of 2022 Compensation Decisions
The Compensation and Human Resources Committee made the following compensation decisions for 2022, which are further described below:
•
Awarded base salary increases to NEOs of 3.0%

•
Paid annual cash incentives at 150% of target based on corporate and individual achievements

•
Authorized the vesting of performance based restricted stock units at 0% based upon the performance measure results being achieved below threshold level for the 2019-2021 Long-Term Incentive Plan performance period

•
Granted annual equity awards pursuant to our Long-Term Incentive Plan

Our Compensation Program Philosophy and Objectives
Our compensation philosophy is to pay for performance. Our performance considerations include both financial and non-financial measures—including how we achieve goals—for our Company, the line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our executive compensation program including salary, incentives, and benefits provides a balanced and market competitive compensation package.
The objectives of our program are to:
•
provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at our peer companies

•
directly link a significant portion of total compensation to our achievement of performance goals and allows us to vary pay to reflect performance

•
closely aligns the NEOs’ interests with those of our shareholders by making stock-based incentives an important element of the executive’s compensation

Executive Compensation Governance
Our executive compensation program includes the following practices and policies which we believe promote sound compensation governance and are in the best interests of our shareholders.
What We Do:
•
Design programs that place a substantial portion of compensation at-risk

•
Align compensation programs with our annual business objectives and long-term strategies

•
Use multiple performance measures and caps on potential incentive payments

•
Grant at least 50% of annual equity in performance-based awards (i.e., performance shares)

•
Vest equity awards over a multi-year period

•
Include clawback provisions in our annual and long-term incentive plans for executive officers

•
Engage with and consider shareholder input in designing our executive pay programs

•
Conduct an annual risk assessment of annual incentive programs

What We Don’t Do:
•
Allow hedging of our securities

•
Provide excessive perquisites or supplemental executives retirement plans

•
Provide for multi-year guaranteed salary increases or non-performance-based cash incentive awards for executive officers

•
Include “golden parachute” excise tax gross ups in severance arrangements

Compensation of the CEO
On an annual basis, the Compensation and Human Resources Committee reviews the CEO’s compensation plan specific to our overall performance, the achievement of certain financial and non-financial goals, and the judgment of the entire Board as to

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
the quality of the CEO’s leadership. In addition, the Compensation and Human Resources Committee compares the CEO’s compensation to CEOs of our Compensation Peer Group and industry salary survey information for comparable positions. In making these comparisons, the Compensation and Human Resources Committee considers appropriate differences in the size, business model, and financial performance of the other banking institutions.
In accordance with the CEO Employment Agreement, the Committee reviews the CEO’s base salary no less often than annually and may recommend an increase in his base salary to the Board at the Compensation and Human Resources Committee’s sole discretion.
The CEO participates in the same programs as other NEOs and executives, with details provided below.
As further discussed, below, Mr. Simard participated in the structured annual incentive cash compensation plan provided to all executive officers. During 2022, Mr. Simard, similar to other executives, earned an award at 150% at target.
During 2022, the Compensation and Human Resources Committee granted Mr. Simard equity awards subject to time-based vesting conditions and performance-based vesting conditions under the 2022-2024 Long Term Incentive Program (the “2022-2024 Plan”). He is required to hold the shares issued pursuant to time-vested and performance-vested awards as outlined in our stock ownership guidelines. Mr. Simard is a member of the Board and does not receive any director fees for participating in the activities of the Board.
Shareholder “Say on Pay” Advisory Votes
The Company is required to give its shareholders a “Say-on-Frequency” vote no less than once every six years. The Company last conducted a “Say-on-Frequency” vote at its 2017 annual meeting of shareholders. At the 2017 annual meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes every year, and the Board adopted this standard. Past shareholder votes have been overwhelmingly in favor of our programs and practices.

The approval percentages of the “Say on Pay” voting results for the last four years were as follows:
2019	2020	2021	2022
96.4%	93.8%	96.0%	96.3%
The Compensation and Human Resources Committee viewed these results as evidence that shareholders continue to support the Company’s executive compensation policies and practices. The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding “Say on Pay” votes when reviewing and planning future executive compensation arrangements.
The Role of Compensation Consultants
The Compensation and Human Resources Committee has utilized, and expects to utilize in the future, various outside consultants, actuaries and attorneys to assist in developing and implementing the essential components of our compensation program, including its equity program and incentive compensation arrangements.
The Compensation and Human Resources Committee, under the authority granted by its charter, engages consultants to provide independent advice and counsel. Meridian served as the Compensation and Human Resources Committee’s compensation advisor in determining 2022 target compensation.
Meridian provided the following services:
•
provide current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation levels for our NEOs

•
provide guidance and market comparisons for the long-term incentive program under our approved equity plan

•
provide a comprehensive review of our compensation program for our directors; and

•
provided an annual review of peer group and benchmarking practices

The Compensation and Human Resources Committee has assessed the relationships among Meridian, our Company, the
Committee, and its executive officers for independence and conflicts of interest. In this assessment, the Compensation and Human Resources Committee reviewed the criteria set forth in Rule 10C-1(b)(4) (i)-(vi) under the Exchange Act and such other criteria as it deemed appropriate.
The Compensation and Human Resources Committee received a report from Meridian addressing its independence, including the following factors: (1) other services provided to the Company by Meridian; (2) fees paid by the Company as a percentage of Meridian’s total revenue; (3) policies or procedures maintained by Meridian that are designed to prevent a conflict of interest; (4) any business or personal relationships between Meridian’s senior advisors and a member of the Compensation and Human Resources Committee; (5) any common stock owned by the senior advisors; and (6) any business or personal relationships between the executives and the senior advisors. The Compensation and Human Resources Committee discussed these considerations and concluded that the work performed by Meridian and Meridian’s senior advisors involved in the engagements did not raise any conflict of interest.
Role of the Compensation and Human Resources Committee
The Compensation and Human Resources Committee oversees regulatory compliance for our compensation and benefit plans and administers our executive compensation programs. This Compensation and Human Resources Committee recommends programs to the Board for approval through its independent board members at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, annual cash incentives, severance arrangements, retirement programs, traditional benefits and limited perquisites. In addition, we have sought to align the long-term interests of our executives, including the NEOs, with those of our shareholders by providing share-based incentives in the form of equity awards. The composition of the components may vary from year-to-year

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COMPENSATION DISCUSSION & ANALYSIS
based on individual performance, our business plan, market conditions or other factors.
The Compensation and Human Resources Committee believes our compensation policies and procedures are designed to provide a strong link between each NEO’s compensation and our short- and long-term performance. The objective of our compensation program is to provide compensation that is competitive, variable based on our performance, and aligned with the long-term interests of shareholders.
The Compensation and Human Resources Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area with the skills and experience necessary to achieve future strategic goals, as well as the challenge of recruiting top talent in a very competitive labor market. The Compensation and Human Resources Committee does not use any formal, fixed or indexed criteria for establishing compensation levels for any of our NEOs within market identified ranges.
Role of Management
On an annual basis, management provides the Compensation and Human Resources Committee with general information on executive officer compensation, including the NEOs. The Compensation and Human Resources Committee then reviews, discusses and considers this information and any recommendations. Mr. Simard and our Human Resources experts assist in the administration of all executive compensation programs, prepare Compensation and Human Resources Committee and Board meeting materials, and perform work as requested by the Compensation and Human Resources Committee. Mr. Simard, as our CEO, attends portions of the Compensation and Human Resources Committee’s meetings and makes recommendations on base salary, annual incentives and equity compensation for only the executive officers who report to the CEO. The Compensation and Human Resources Committee
has the discretion to accept, reject or modify the CEO’s recommendations.
The CEO is not a member of the Compensation and Human Resources Committee and is not present for the executive sessions or for any discussion regarding the CEO’s own compensation.
The Compensation and Human Resources Committee reviews and recommends to the Board’s independent members compensation programs for approval. The Compensation and Human Resources Committee also provides an analysis of the recommendations it believes meet our ongoing needs to attract, motivate, and retain talented and qualified executives who can make major contributions to our leadership and success. The Compensation and Human Resources Committee regularly reviews market information provided by our compensation consultants. Primary data sources used in the benchmarking for the NEOs represent information publicly disclosed by a peer group of publicly traded banks and published surveys. The Compensation and Human Resources Committee reviews comparative compensation and benefits information contained in the public filings of this peer group, which has been established for compensation comparison (the “Compensation Peer Group”) using objective selection criteria. The Compensation Peer Group is reviewed annually by the Compensation and Human Resources Committee.
Market Benchmarking and Performance Comparisons
The Compensation and Human Resources Committee considers companies in the banking industry that are comparable to the Company based on assets and geographic area. To set 2022 pay opportunities, the Compensation and Human Resources Committee approved a Compensation Peer Group, including financial institutions that fall within a range of $1.8 billion to $8.7 billion in assets and positioned Bar Harbor close to the median. All peer banks are in the Northeast region plus the State of New York but excluding New York City.

Institution Name	Ticker
Arrow Financial Corporation	AROW
Bankwell Financial Group, Inc.	BWFG
Cambridge Bancorp	CATC
Camden National Corporation	CAC
Chemung Financial Corporation	CHMG
Citizens & Northern Corporation	CZNC
CNB Financial Corporation	CCNE
Enterprise Bancorp, Inc.	EBTC
Evans Bancorp, Inc.	EVBN
Financial Institutions, Inc.	FISI
Greene County Bancorp, Inc.	GCBC
Norwood Financial Corp	NWFL
Peoples Financial Services Corp.	PFIS
The First Bancorp, Inc.	FNLC
Tompkins Financial Corporation	TMP
TrustCo Bank Corp NY	TRST
Washington Trust Bancorp, Inc.	WASH
Western New England Bancorp, Inc.	WNEB

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
The Compensation Peer Group information is used as a guide in establishing the competitiveness and reasonableness of our compensation program and practices. The Compensation and Human Resources Committee does not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group. Rather than rely on a specific formula-based model, the Compensation and Human Resources Committee believes that retaining discretion to assess the overall performance of NEOs gives the Compensation and Human Resources Committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified.
The Compensation and Human Resources Committee also believes that an emphasis on incentive compensation for our
NEOs is an important component of our overall compensation program. In addition, the Compensation and Human Resources Committee generally does not affirmatively set out in any given year, or with respect to any given executive, to apportion compensation in any specific ratio among the various categories of compensation described below. Rather, the Compensation and Human Resources Committee uses the principles described above, and the factors described for each category in the discussion that follows as a guide in assessing the proper allocation among those categories.

Compensation Plan Components
Our executive compensation program applicable to the NEOs is composed of the following primary components: (1) base salaries; (2) annual cash incentive compensation programs; (3) long term incentives in the form of equity grants; and (4) Executive Benefits including retirement benefits including our 401(k) plan, severance arrangements and perquisites (membership dues and auto allowances)
PERFORMANCE YEAR 2022 COMPENSATION COMPONENTS
DESCRIPTION	HOW IT PAYS
Base Salary	Salary/wages are paid on a standard, Company-wide schedule of 26 pay periods throughout the year
Annual Cash Incentive	Awarded annually, subject to Board-approved formulas for Company-wide, and group-specific performance measures.
Equity Incentives	Comprised of three-year performance based Restricted Stock Units- and time-based Restricted Stock Awards. All subject to holding requirements in accordance with our stock ownership guidelines.
Executive Benefits
Executive benefits include reimbursement of membership fees to fitness, country club, or similar organizations, an automobile allowance, 401(k) matching contributions under our 401(k) plan and the value of employer provided life insurance that exceeds the IRS limit.

The Compensation and Human Resources Committee believes the growth in total compensation provided to our executive officers should be weighted increasingly towards variable, or “at risk” compensation including cash and equity incentives that tie directly to corporate performance, to remain in alignment with shareholders.
The charts below summarize the 2022 targeted pay mix for each NEO.

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COMPENSATION DISCUSSION & ANALYSIS
Base Salary
Our executive compensation program provides base salaries to compensate executive officers for the performance of core duties and responsibilities associated with their positions. The Compensation and Human Resources Committee reviews base salaries annually in the context of comparative industry information, as described above. The Compensation and Human Resources Committee also considers the individual executive officer’s leadership skills, contributions to our strategic initiatives, professional growth, as well as market factors when it sets and adjusts base salaries. In addition, the Compensation and Human Resources Committee considers the prevailing economic climate, and our overall performance.
Based on performance evaluations, and consideration of market salary data supplied by the Compensation and Human Resources Committee’s independent consultant, Meridian, the Compensation and Human Resources Committee approved the following base salaries for 2022 and 2023 as set forth below:

NAME	2022 BASE SALARY	2023 BASE SALARY
Curtis C. Simard	$694,900	$716,000
Josephine Iannelli	445,600	459,000
Marion Colombo	328,900	339,000
John M. Mercier	328,900	339,000
Jason Edgar	318,300	328,000
Annual Cash Incentive Program
During 2022, the NEOs participated in the Annual Cash Incentive Program, which was designed to provide rewards tied to our annual metrics to optimize profitability, growth, and excellence in individual performance, and to promote teamwork among its participants. Consistent with best practices, the Board and its compensation consultant, Meridian, regularly review the percentage of at risk pay (i.e. target opportunity) for each executive to ensure alignment with market and best practices. This program was approved by the Board for 2022.
During 2022, Messrs. Simard, Mercier and Edgar and Mses. Iannelli and Colombo participated in an Annual Cash Incentive Program with team goals representing opportunities for incentive payments.
The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These two basic plan features structure the plan to discourage excessive risk while rewarding strong performance. The Compensation and Human Resources Committee and the BRC both reviewed the plan design to ensure it is in line with best practices for risk.
Annual Cash Incentive Performance Measures. The senior executive team has predefined performance goals for their annual short-term incentive awards. The common team goals for 2022 were Adjusted Net Income, asset quality measure (Non-Performing Loans as a Percentage of Total Loans), a well-managed Efficiency Ratio, and the successful completion of strategic initiatives.

The following table shows the 2022 target compensation for the annual cash incentive as percentage of base salary and as a dollar amount:
NAME	BASE SALARY	Target (AS A PERCENTAGE OF BASE SALARY)	TARGET
Curtis C. Simard	$694,900	50.00%	$347,450
Josephine Iannelli	445,600	35.00	155,960
Marion Colombo	328,900	30.00	98,670
John M. Mercier	328,900	30.00	98,670
Jason Edgar	318,300	30.00	95,490

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COMPENSATION DISCUSSION & ANALYSIS
The following table shows the specific performance goals of the 2022 annual cash incentive plan:
PERFORMANCE GOALS
INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH	ACTUAL	WEIGHTS
Adjusted Net Income ($thousands)1	$31,629	$34,010	$37,411	$44,080	40.00%
NPL/Tloans2	0.53%	0.40%	0.33%	0.23%	10.00
Efficiency Ratio3	66.74%	65.43%	64.12%	64.00%	10.00
Strategic Initiatives4	90.00%	100.00%	110.00%	110.00%	40.00

1.
Adjusted net income is reflected in the non-GAAP table located in the Management Discussion and Analysis section of our Annual Report on Form 10-K filing for the year ending December 31, 2022 (the “10-K”). Additional adjustments may be made based on approval by the Compensation and Human Resources Committee. Adjusted net income includes but is not limited to gain or losses on sales of securities, extinguishment of debt, sales of premises and equipment, and other real estate owned. Non-recurring charges reflected in acquisition, conversion, and other expenses are also included.

2. Non-Performing Loans (NPLs) include all loans on non-accrual status as of December 31, 2022 as measured against total loans

3.
Efficiency ratio is a non-GAAP measure computed by using adjusted non-interest expense net of franchise taxes and intangible amortization divided by adjusted revenue tax effected for tax advantaged assets using marginal tax rate. See Reconciliation of Non-GAAP measures for further details in the 10-K.

4.
Strategic initiatives include, but are not limited to, M&A activity, balance sheet strategies, restructuring initiatives, and long-term strategic development that positions for long-term performance consistency.

Based on performance measures illustrated above, all executives received maximum payout for 2022 performance as summarized in the table below:
NAMED EXECUTIVE OFFICER	ACTUAL	TARGET	% OF TARGET
Curtis C. Simard	$521,175	$347,450	150%
Josephine Iannelli	233,940	155,960	150%
Marion Colombo	148,005	98,670	150%
John M. Mercier	148,005	98,670	150%
Jason Edgar	143,235	95,490	150%
Details of the above are disclosed in Threshold, Target and Stretch categories in the “Grants of Plan-Based Awards” table under the heading “Executive Compensation Tables” found on page 42 of this proxy statement.
Long-Term Equity Incentives
Our Board utilizes a Long-Term Incentive Program (“LTI”) for senior management members as part of their total compensation. The 2022 long-term incentive awards were granted under the 2019 Equity Plan, which was approved by our shareholders at the 2019 Annual Meeting of Shareholders.
The purpose of the LTI is to align executives’ interests with shareholder interests, increase executive stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The LTI also positions our total compensation opportunities to be competitive with the market to attract and retain strong talent, which is needed to drive our success.
The Compensation and Human Resources Committee periodically evaluates the LTI to ensure the target opportunities are market competitive and the goals and metrics are appropriate. In late 2021, the Compensation and Human Resources Committee and management conducted a comprehensive review of the program (with the Compensation and Human Resources Committee’s independent advisor’s support, Meridian). Following the review of the program and peer/market practices, the Compensation and Human Resources Committee determined to add a second metric, relative Adjusted Return on Equity (ROE) to provide greater balance and enhance the alignment with shareholders. ROE is also a common long-term incentive metric in the banking industry and aligns with shareholder value. The Compensation and Human Resources Committee also sought to provide flexibility to adjust the award size at grant (i.e. vary the target award) to reflect a broader view of performance, business environment, affordability, individual performance, and other factors that might cause the Compensation and Human Resources Committee to increase or decrease the grant value. Other key design features, like the focus on performance-vested shares and target opportunities, were retained.
For 2022, similar to 2021, the LTI was comprised of performance-vested restricted stock units and time-vested restricted stock
•
For the CEO, 61.5% of his LTI is granted as performance shares and 38.5% as time-vested awards.

•
For the other NEOs, shares are allocated 50% performance shares and 50% time-vested shares.

Time-vested awards vest incrementally over three years (i.e., 1/3 per year)
Performance-vested awards cliff-vest after the 3-year performance period ends based upon the achievement of performance goals.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
Target award opportunities were set by the Compensation and Human Resources Committee considering the competitive market, role, and internal equity. Each executive has a target defined as a percentage of base salary as follows;
Participants	Total LTI Target (% of Salary)
CEO/President	65%
EVP/CFO	40%
All other members of the senior executive team	35%
In 2022, the Compensation and Human Resources Committee granted LTI awards at 120% of target level (and awarded at the same mix defined by the program) to provide recognition of executives’ achievements toward strategic goals, including balance sheet restructuring, and significant net interest margin positioning. The Compensation and Human Resources Committee believed these achievements will help improve the Company’s long-term performance and shareholder value creation. In addition, compensating executives in equity-based compensation aligns executives with long-term shareholder interests.
See the table “Grants of Plan Based Awards” on page 45 to reference the actual shares that may be earned under the 2022-2024 Plan for each NEO.

The following table shows the long-term incentive awards granted in 2022:
2022 Long-Term Incentive Awards
	Time Vested		Performance-Vested
Name	% of Salary	Amount $	Target % of Salary	Target $	Award Opportunity
Curtis C. Simard	30.03%	$208,678	47.97%	$333,344	78.00%
Josephine Iannelli	24.00	106,944	24.00	106,944	48.00
Marion Colombo	21.00	69,069	21.00	69,069	42.00
John M. Mercier	21.00	69,069	21.00	69,069	42.00
Jason Edgar	21.00	66,843	21.00	66,843	42.00
Information pertaining to outstanding equity awards are disclosed in the “Outstanding Equity Awards at Fiscal Year-End” table found on page 43 in this proxy statement.
LONG-TERM EQUITY INCENTIVE MEASURES
Relative Adjusted Return on Assets (“Adjusted ROA”) and Relative Adjusted Return on Equity (“Adjusted ROE”) were selected as the primary performance measures for awards granted subject to performance-based vesting conditions since these measures reflect our growth strategy and our strategic plan. We will measure our performance against a Custom Industry Index for the 2022-2024 performance period. The Custom
Industry Index is objectively determined and includes exchange-traded banks and thrifts with assets between $1.9 billion and $10 billion and headquartered in the Northeast and Mid-Atlantic, excluding New York City. If any banks on the Custom Industry Index are de-registered or acquired as of the end of the performance period, they will be removed for the entire performance period and will not be replaced. The average of the 12 quarters within the performance period is calculated for Bar Harbor and the component companies of the Index. Then, the percent rank are calculated to measure the relative performance achievement. The table below shows the performance metric.

Metrics	Threshold	Target	Stretch
3-year average Core ROA—relative to Custom Industry Index	25th percentile	50th percentile	75th percentile
3-year average Core ROE—relative to Custom Industry Index	25th percentile	50th percentile	75th percentile
Payout	50%	100%	150%
Benefits, Retirement and Post-Termination Compensation Elements
We provide a 401(k) plan for all employees meeting minimum age (18 years old) requirements which includes employer matching contributions of up to 5%. We match 100% on the first 3% deferred by employees and 50% on the next 2% deferred by employees.
We also maintain employment agreements with Mr. Simard and Ms. Iannelli which provide severance benefits in the event of a termination by the employer without cause and/or by the employee with good reason, as well as change in control with subsequent termination (or constructive termination).
We also have change in control agreements with Ms. Colombo and Messrs. Mercier and Edgar. These agreements provide for,

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
among other things, the payment of 24 months of their salary and subsidized medical COBRA reimbursements for a period of 12 months in the event of both a change in control and subsequent termination (or constructive termination) within one year after a change in control, unless such termination was for cause. These specific payments and timeframes were selected based on the advice of a compensation consultant and employment attorney as representative of similar type agreements in the industry, and which we believe are necessary to attract and retain senior executives.
Our equity award agreements and the related LTI documents address the treatment of equity awards upon a termination of employment or change in control. Under these provisions, awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment if awards are not assumed, converted or replaced), based on target performance in case of performance-based awards. If awards are assumed, converted or replaced and separation from service occurred within one-year from change in control, time-vesting awards will be fully vested and performance vesting awards will be fully vested based on the higher of target or actual performance as of the Company’s fiscal quarter end preceding the change in control.
The Compensation and Human Resources Committee feels these agreements are necessary to provide a competitive total compensation plan to attract and retain the employment of current and future NEOs.
Other Compensation and Benefits
All executive officers can participate in certain group health, dental, disability and term life insurance benefits. In accordance with our policy, all such benefits are generally available to our employees including employees of our subsidiaries. In addition, we provide our NEOs with paid time off awards.
Clawback Provision
We have provisions in our incentive programs requiring each current and former executive officer to forfeit any erroneously awarded incentive-based compensation. This incentive-based compensation would have been received by any such officer during the three completed years preceding the date on which we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement under federal securities laws. None of our directors or executives were required to forfeit any erroneously awarded incentive-based compensation in 2022.
Our provisions further state that the altering, inflating and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to “clawback.”
All cash and equity awards made under the 2019 Equity Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or similar action in accordance with the terms of any clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.
Stock Ownership Guidelines
In 2022, we added stock ownership guidelines for our NEOs. Stock ownership guidelines require both ownership requirements as well as retention requirements. The CEO must own three times his or her annual base salary and other NEO’s must own one times their annual base salary. All equity granted (net of taxes withheld and/or transactions costs) must be held until the ownership requirement is met.
Grants issued prior to 2022 are also subject to a post-vesting holding requirement of three years. The post-vesting holding requirement was eliminated in 2022 with the implementation of new stock ownership guidelines.
Federal Income Tax Deductibility Limitations
Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the other “covered employees” as defined in the rule. Under the tax laws in effect before 2018, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code was deductible without regard to this limitation. Effective for tax years beginning after December 31, 2017, the Tax Cuts and Job Acts of 2017 generally eliminated the performance-based exemption, subject to a special rule that grandfathers certain awards and agreements that were in effect on November 2, 2017. While considering tax deductibility as only one of several considerations in determining compensation, the Compensation and Human Resources Committee believes the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to us that outweigh the potential benefit of a tax deduction, and therefore, may approve compensation that is not deductible for tax purposes.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
COMPENSATION COMMITTEE REPORT
The Compensation and Human Resources Committee has reviewed and discussed this Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended this Compensation Discussion and Analysis be included in this proxy statement.
Brendan J. O’Halloran, Chair Matthew L. Caras	David M. Colter Kenneth E. Smith David B. Woodside
Summary Compensation Table
The following table discloses compensation for the years ended December 31, 2022, 2021 and 2020 received by the NEOs.
NAME AND PRINCIPAL POSITION	YEAR	BASE SALARY RECEIVED1	SIGN ON BONUS4	STOCK AWARDS2	NON-EQUITY INCENTIVE PLAN COMPENSATION	ALL OTHER COMPENSATION3	TOTAL ($)
Curtis C. Simard President & CEO	2022	$694,900	$—	$541,994	$521,175	$51,563	$1,809,632
	2021	674,700	—	438,555	506,025	42,251	1,661,531
	2020	655,000	—	425,764	433,738	62,965	1,577,467
Josephine Iannelli EVP, CFO and Treasurer	2022	445,600	—	213,846	233,940	28,948	922,334
	2021	432,600	—	173,040	227,115	14,224	846,979
	2020	420,000	—	168,019	216,317	12,660	816,996
Marion Colombo EVP, Director of Retail Delivery	2022	328,900	—	138,120	148,005	26,461	641,486
	2021	319,300	—	111,755	143,685	25,334	600,074
	2020	310,000	—	108,503	136,854	25,204	580,561
John M. Mercier EVP, Chief Lending Officer	2022	328,900	—	138,120	148,005	31,034	646,059
	2021	319,300	—	111,755	143,685	31,149	605,889
	2020	310,000	—	108,503	136,854	34,820	590,177
Jason Edgar President, Wealth	2022	318,300	—	133,675	143,235	22,451	617,661
	2021	309,000	—	108,150	139,050	24,440	580,640
	2020	300,000	—	104,993	132,439	25,119	562,551

1.
Included in salary amounts for each NEO are monies they deferred pursuant to our 401(k) Plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits. Employees, including NEOs, are paid on a bi-weekly basis.

2.
The amounts reported in this column represent performance awards granted to the NEOs under the Long-Term Incentive Plans. See Note 14 Stock Based Compensation Plans to our financial statements included in our Annual Report Form 10-K filed for the year ending December 31, 2022 for the assumptions made, if any, when calculating the amounts in this column. In accordance with SEC rules, the aggregate grant date fair value of the awards reported in this column are computed in accordance with FASB ASC Topic 718 and take into account the probable outcome of the applicable performance conditions at target level. The amounts shown in the table do not necessarily represent the actual value that may be realized by the NEO. The values of the performance awards at the 2022 grant date awarded for the 2022-2024 performance period, assuming that the highest levels of performance conditions are achieved, are: Mr. Simard, $708,694; Mrs. Iannelli, $267,360; Mr. Colombo, $172,673; Mr. Mercier, $172,673; and Mr. Edgar, $167,108.

3.
“All Other Compensation” includes match and contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items as imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit. Please see the table following these footnotes for further detail.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation. The table below provides detail on the amounts comprising the column entitled “All Other Compensation” contained in the Summary Compensation Table for 2022.
NAME	EMPLOYER 401(K) CONTRIBUTION MATCH	MEMBERSHIP DUES	HOUSING ALLOWANCE	TAXABLE TRAVEL	IMPUTED LIFE INSURANCE	TOTAL
Curtis C. Simard	$12,200	$35,437	$—	$1,994	$1,932	$51,563
Josephine Iannelli	12,200	13,638	—	1,178	1,932	28,948
Marion Colombo	12,200	11,092	—	32	3,137	26,461
John M. Mercier	12,200	14,378	—	1,618	2,838	31,034
Jason P. Edgar	12,200	—	—	9,195	1,057	22,451
1. Membership Dues include payment of membership or participation fees to fitness, country club, or similar organizations.
We may provide non-cash perquisites that are not disclosed in the table above with a de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees.
Grants of Plan-Based Awards
The following table sets forth information regarding the awards granted to the NEOs during the last fiscal year under the 2022-2024 Plan. Amounts disclosed are based on 2022 eligible salaries received by the participants. The time-vested awards granted under the 2022-2024 Plan are shown under Target, and the range of the possible performance awards pursuant to the 2022-2024 Plan is also disclosed for each participant.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated future payouts under equity incentive plan awards2			All other stock awards: Number of stock units3(#) (j)	Grant date fair value of stock awards4 (#) (k)
Name (a)	Grant Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Stretch ($) (f)	Threshold (#) (g)	Target (#) (h)	Stretch (#) (i)
Curtis C. Simard	Short-term		$173,725	$347,450	$521,175
	Time-vested	Jul-22							7,324	$208,661
	Performance	Jul-22				5,850	11,700	17,550		333,333
Josephine Iannelli	Short-term		77,980	155,960	233,940
	Time-vested	Jul-22							3,753	106,923
	Performance	Jul-22				1,877	3,753	5,630		106,923
Marion Colombo	Short-term		49,335	98,670	148,005
	Time-vested	Jul-22							2,424	69,060
	Performance	Jul-22				1,212	2,424	3,636		69,060
John M. Mercier	Short-term		49,335	98,670	148,005
	Time-vested	Jul-22							2,424	69,060
	Performance	Jul-22				1,212	2,424	3,636		69,060
Jason Edgar	Short-term		47,745	95,490	143,235
	Time-vested	Jul-22							2,346	66,838
	Performance	Jul-22				1,173	2,346	3,519		66,838

1.
The Annual Incentive Program detail in columns (d), (e), and (f) represents the possible payouts ranges based on the relevant performance level for the calendar year ended December 31, 2022. More information regarding the terms of the Annual Incentive Program can be found in the Compensation Discussion and Analysis.

2.
Amounts in columns (g), (h), and (i) represent the number of shares subject to performance-vested awards granted in 2022 under the 2019 Equity Plan. More information regarding the terms of the performance-vested awards can be found in the Compensation Discussion and Analysis.

3.
Represents the number of shares subject to time-vested awards granted to NEOs in 2022 under the 2019 Equity Plan. More information regarding the terms of the time-vested awards can be found in the Compensation Discussion and Analysis

4. Fair values of performance awards in column (k) are determined based on Target performance level.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
Outstanding Equity Awards at Fiscal Year-End-2022
	STOCK AWARDS
NAME (a)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED1 (b)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED1 (c)	EQUITY INCENTIVE PLAN AWARDS; NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED2 (d)	EQUITY INCENTIVE PLAN AWARDS; MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED2 (e)
Curtis C. Simard	7,380	$236,470	35,534	$1,138,510
Josephine Iannelli	3,783	121,214	11,395	365,094
Marion Colombo	2,443	78,288	7,360	235,799
John M. Mercier	2,443	78,288	7,360	235,799
Jason Edgar	2,365	75,767	7,122	228,202

1.
Amounts in column (b) represent shares subject to time-vested awards payable in 2023, 2024 and 2025. The amount in column (c) represents the total value of those shares at December 31, 2022 at the closing price of $32.04 per share.

2.
Amounts in column (d) represent shares subject to time-vested awards payable in 2023, 2024, and 2025 if paid at Stretch level. The amounts in column (e) represent the total value of those shares at December 31, 2022 at the closing price of $32.04 per share. Our standard vesting schedule (3) year is applied. More information regarding the terms of the performance shares can be found in the Compensation and Discussion Analysis.

Stock Vested in 2022
	STOCK AWARDS1
NAME	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING1
Curtis C. Simard	6,510	$178,374
Josephine Iannelli	3,275	89,735
Marion Colombo	2,089	57,239
John M. Mercier	2,089	57,239
Jason Edgar	1,996	54,690

1.
This represents the number and dollar value, respectively, of restricted time-vested shares issued in 2022 to NEOs under the 2019-2021, 2020-2022 and 2021-2023. There were no performance shares issued under the 2019-2021 plan. “Value Realized of Vesting” is determined by multiplying the number of shares received upon the vesting of the equity by the closing sales price of the Company’s common stock on the vesting date. Depending on the plan period, the shares subject to time-vested and performance-vested awards must be held for a period of three years after vest, or in alignment with our stock ownership guidelines.

No NEO held stock options at December 31, 2022.
No NEOs have Pension Benefits or activity in any Nonqualified Deferred Compensation plan or SERP.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
The following tables set forth information concerning the compensation of our NEOs for the fiscal years ending December 31, 2020, 2021, and 2022.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
					Value of Initial $100 Fixed Investment Based On:
Year (a)	Summary Comp for Principal Executive Officer (PEO) (b)1	Comp Actually Paid to PEO (c)2	Average Summary Comp for Other Named Executive Officers (NEOs) (d)3	Average Comp Actually Paid to Other NEOs (e)4	Total Shareholder Return (TSR) (f)5	TSR of Peer Group (g)6	Net Income (in thousands) (h)7	Company Selected Measure– Adjusted Return on Assets (i)8
2022	$1,809,632	$1,889,352	$745,898	$750,137	$142.65	$108.65	$43,557	1.17%
2021	1,661,531	1,970,250	618,349	720,925	124.33	108.25	39,299	1.10%
2020	1,577,467	1,495,406	704,049	674,936	93.93	82.00	33,244	0.93%

1.
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Simard (our CEO) for each corresponding year in the “Total” column of the Summary Compensation Table.

2.
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Simard, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Simard during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Simard’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$1,809,632	$(541,994)	$621,714	$1,889,352
2021	1,661,531	(438,555)	747,274	1,970,250
2020	1,577,467	(425,764)	343,703	1,495,406
(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$609,529	$92,097	$(79,837)	$(9,968)	$9,893	$621,714
2021	563,634	140,525	—	43,115	—	747,274
2020	501,690	(84,420)	—	(73,567)	—	343,703

3.
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Simard, who has served as our CEO since 2013) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Simard), including for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar; and (ii) for 2021 and 2020, Josephine Iannelli, Richard B. Maltz, Marion Colombo, and John M. Mercier.

4.
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Simard), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Simard) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Simard) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Adjustments (b)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$745,898	$(155,940)	$160,179	$750,137
2021	618,349	(99,138)	201,714	720,925
2020	704,049	(138,261)	109,148	674,936
The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Year	Average Year End Fair Value of Equity Awards Granted During the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in the Prior Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$175,371	$11,604	$(28,446)	$(1,196)	$2,846	$160,179
2021	169,883	19,643	—	12,188	—	201,714
2020	155,730	(12,361)	—	(34,221)	—	109,148

5.
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Compensation Peer Group. Our Compensation Peer Group for the 2022 reporting year is disclosed under the heading “Market Benchmarking and Performance Comparisons” and found on page 38 of this proxy statement. Our Compensation Peer Group for the 2021 and 2020 reporting years are disclosed under the heading “Market Benchmarking and Performance Comparisons” on Form DEF14A dated April 1, 2022 and on Form DEF14A dated April 1, 2021, respectively.

7. The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8.
This is a non-GAAP measure that excludes gains or losses on sale of securities, gains or losses on sale of premises and equipment, gains or losses on other real estate owned, losses on extinguishments of debt, acquisition, conversion and other non-recurring expenses, net of tax.

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
Relationship between Pay and Performance
PEO and Non-PEO Compensation Actually Paid and TSR and Peer TSR

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
145
135
125
115
105
95
85
75
Total Shareholder Return
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
PEO and Non-PEO Compensation Actually Paid and Net Income

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
50,000
45,000
40,000
35,000
30,000
25,000
Net Income
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Net Income

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
PEO and Non-PEO Compensation Actually Paid and Adjusted Return on Assets

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Adjusted Return on Assets
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Adjusted Return on Assets

Key Performance Measurements
The Company considers the following the most important financial performance measures it used to link executive compensation actually paid to its NEOs, for the most recently completed fiscal year, to company performance:
•
Net income

•
Adjusted net income (non-GAAP)8

•
Adjusted return on assets (non-GAAP)8

•
Adjusted return on equity (non-GAAP)8

•
Non-performing loans to total loans ratio

•
Efficiency ratio8

Potential Payments Upon Termination of Employment or Change in Control
Executive Employment Agreements.    We have entered into executive employment agreements with Mr. Simard and Ms. Iannelli. Mr. Simard and Ms. Iannelli are the only named executive officers with employment agreements. The agreements provide severance benefits to the executive in connection with termination of employment either by us without “cause” or by the executive for “good reason” (as those terms are defined in the employment agreements). The amount of severance depends, in part, on whether the termination of employment occurs prior to a change in control (“non-CIC severance”), or in anticipation of, or within 12 months after, a change in control (“CIC severance”). In each case, severance payments are conditioned on the executive providing us with a release of claims. The following briefly summarizes the severance benefits payable to each executive under the agreements:
Non-CIC severance
•
For Mr. Simard, his employment agreement provides for (i) cash severance equal to his base salary for the remainder of the term of his employment agreement (currently scheduled to remain in effect through December 31, 2025), payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination;

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
(iii) group health benefits (including medical, vision and dental benefits) for the remainder of the employment term (currently, through December 31, 2025) or 18 months (if longer); and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.
•
For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to three years of base salary, payable in a lump sum; and (ii) a payment equal to 36 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

CIC severance
•
For Mr. Simard, his employment agreement provides for (i) cash severance equal to three times the sum of Mr. Simard’s base salary and target annual bonus, payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for 36 months; and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

•
For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to three times the sum of Ms. Iannelli’s base salary and target annual bonus, payable in a lump sum; and (ii) a payment equal to 36 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

Executive Change in Control Severance Plan.   The named executive officers, other than Mr. Simard and Ms. Iannelli, do not have employment agreements and do not participate in any arrangements entitling them to non-CIC severance. The named executives, other than Mr. Simard and Ms. Iannelli, do, however, participate in our Executive Change in Control Severance Plan. The plan provides participating executives with severance benefits in the event that (i) a change in control occurs; and (ii) within 12 months after the change in control, the executive’s employment is terminated by us without cause or by the executive for good reason (as those terms are defined in the plan). If a qualifying termination occurs, the executive is eligible for severance benefits equal to a specified number of months of base salary and a specified number of months of COBRA premiums for group health coverage.
Equity Awards.   Our equity award agreements and the related long-term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. Except as set forth in the preceding paragraphs, for any other termination of employment before vesting, the awards forfeit. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.
No Change in Control Excise Taxes.   None of these arrangements include payments of excise taxes in case of a change in control. The employment agreements and Executive Change in Control Severance Plan instead provide for a cutback parachute payments to the extent a cutback would result in a greater after-tax payment to the executive.
The following table estimates the amount that would have been payable to each named executive officer under the arrangements described above assuming the applicable employment termination event or change in control had occurred as of the end of the last fiscal year. The value of equity awards that vest is based on the closing price of our common stock at the end of the last fiscal year and assumes target performance in the case of performance-based awards.

Termination and Change in Control Benefits
Termination Event	Curtis C. Simard	Josephine Iannelli	Marion Colombo	John M. Mercier	Jason Edgar
Termination Without Cause or With Good Reason—Not in Connection with Change in Control
Cash severance	$2,084,700	$1,336,800	—	—	—
Pro rata bonus	521,175	233,940	—	—	—
Benefits	43,245	43,245	—	—	—
Equity vesting	1,443,602	579,350	—	—	—
Total	$4,092,722	$2,193,335	—	—	—
Termination Without Cause or With Good Reason—In Connection with Change in Control1
Cash severance	$3,648,225	$2,038,620	$657,800	$657,800	$636,600
Pro rata bonus	521,175	233,940	—	—	—
Benefits	43,245	43,245	14,415	13,843	14,415
Equity vesting	1,443,602	579,350	380,338	380,338	368,073
Total	$5,656,247	$2,895,155	$1,052,553	$1,051,981	$1,019,088

2023 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
Termination Event	Curtis C. Simard	Josephine Iannelli	Marion Colombo	John M. Mercier	Jason Edgar
Death, Disability or Retirement2
Cash severance	$694,900	$445,600	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	31,182	31,182	—	—	—
Equity vesting	666,139	228,604	144,861	144,861	140,182
Total	$1,392,221	$705,386	$144,861	$144,861	$140,182
Any Other Termination of Employment
Cash severance	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	—	—	—	—	—
Total	—	—	—	—	—

1.
The termination of employment is in connection with a change in control if (i) for Mr. Simard and Ms. Iannelli, it occurs in anticipation of, or within 12 months after, a change in control, and (ii) for the other named executive officers, it occurs within 12 months after a change in control.

2023 PROXY STATEMENT

CEO Pay Ratio
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Curtis C. Simard, our Chief Executive Officer and President (“CEO”) as of the end of 2022, our last completed fiscal year:

CEO PAY RATIO
CEO Annual Total Compensation	$1,267,638
Median Employee Annual Total Compensation	$58,282
CEO to Median Employee Pay Ratio	21.75
Based on this information, we reasonably estimate that for 2022 our CEO’s annual total compensation was approximately 22 times that of the median of the annual total compensation of all our employees.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO for this purpose, we took the following steps:
•
We selected, November 16, 2022 which is within the last three months of 2022, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

•
We identified the “median employee” from our employee population excluding the CEO by including the annualized base salary calculated on their November 16, 2022 compensation rate, overtime, incentives, commissions, matching contributions to participants in our 401(k) plan, and the taxable value of employer paid life insurance.

•
We annualized the compensation of the employees who were hired in 2022 but did not work for us for the entire fiscal year.

Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure.
We identified our median employee using compensation measures identified in Section 953(b) consistently applied to all our employees included in the calculation.
Executive and Change in Control Agreements
In February 2018 we executed a new CEO Employment Agreement with Mr. Simard in order to retain Mr. Simard.
The term of the employment agreement is three years from January 1, 2018, with automatic one-year renewals each January 1st thereafter unless we elect not to extend the term of the employment agreement by providing Mr. Simard with 90 days’ written notice. The employment agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the employment agreement and for a period of one-year following Mr. Simard’s termination of employment, the geographic scope of which has been expanded to cover a 50-mile radius of any location where the employer maintains an office as of the date of the termination of employment.
Under the terms of the employment agreement, Mr. Simard is entitled to receive an annual base salary of $694,900, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that his base compensation will not be reduced downward during the term of the employment agreement. Mr. Simard will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.
If Mr. Simard’s employment is terminated by the employer without “cause” or he resigns for “good reason” (each as defined in Mr. Simard’s employment agreement), Mr. Simard is entitled to receive, in addition to accrued benefits, (1) a lump sum payment equal to the base compensation that would have been paid during the remaining unexpired term of the Employment Agreement; (2) insurance continuation for the greater of the remaining unexpired term of the Employment Agreement or the duration of COBRA coverage; (3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and (4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards.
In addition, if Mr. Simard’s employment is terminated by the employer without cause or he resigns for good reason within six months prior to or within twelve months following a change in control (as defined in Mr. Simard’s employment agreement), then, in addition to accrued benefits, he is entitled to receive (i) a lump sum payment equal to three times his base compensation and target bonus in effect during the year of termination; (ii) insurance continuation for three years; (iii) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and (iv) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards. If the payment of the severance benefits upon a change in control is determined to constitute an “excess parachute payment” under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to us or will be subject to excise taxes.

2023 PROXY STATEMENT

CEO Pay Ratio
Other Employment Agreements, Change in Control, Confidentiality and Non-Competition Agreements.
We entered into an employment agreement with Ms. Iannelli on September 14, 2020, which includes change in control, confidentiality and non-competition provisions. This agreement provides Ms. Iannelli severance of salary for 36 months and benefits for a period of 36 months in the event of both a change of control of our Company and subsequent termination (or constructive termination) within 12 months after a change of control, unless such termination was for cause. In addition, Ms. Iannelli’s equity grants will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control.
We have also entered into an Executive Change in Control Severance Plan with BHBT’s Executive Vice Presidents, Marion Colombo, John M. Mercier and Jason P. Edgar along with seven other management employees. Their agreements provide for severance of salary for a period of 12 to 24 months in the event of both a change of control of our Company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.
All these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board by any party or entity to acquire control of our Company.

2023 PROXY STATEMENT

PROPOSAL 2
ADVISORY APPROVAL OF 2022 EXECUTIVE COMPENSATION
PROPOSAL 2 ADVISORY APPROVAL OF 2022 EXECUTIVE COMPENSATION
Our shareholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, or NEOs, as disclosed in this proxy statement in accordance with SEC rules. Each year, our Compensation and Human Resources Committee reviews our NEOs performance using a balanced and disciplined approach to determine base salaries and variable compensation awards. The approach for 2022 included a full-year assessment of financial results, contributions of the executives to the overall performance of the business, and progress delivering on our short- and long-term strategic goals. The Compensation and Human Resources Committee considers various factors that collectively indicate successful management of our business, including: i) overall corporate performance; ii) individual performance, including financial and non-financial measures; iii) the manner in which results are achieved; iv) adherence to risk and compliance policies, as well as the quality of earnings; v) accountability in driving a strong risk management culture and other core values of our company; vi) our year-over-year performance relative to our established risk metrics; and vii) our performance relative to our peer competitor group.
The Dodd-Frank Act and Section 14A of the Exchange Act enable our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described below in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2017 annual meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes every year, and the Board adopted this standard. Past shareholder votes have been overwhelmingly in favor of our programs and practices.
The NEOs in this proxy statement are Curtis C. Simard, Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar. The compensation of our NEOs is disclosed in the “Compensation Discussion and Analysis” section, the summary compensation table, and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, our Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO’s compensation and our short- and long-term performance.
We are asking our shareholders to indicate their support of our NEO compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, on an advisory basis, that the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for this 2023 Annual Meeting of Shareholders pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis” section, the related executive compensation tables and narrative discussion, is hereby APPROVED.
This vote is advisory and therefore not binding on us, the Compensation and Human Resources Committee or the Board. However, the Board and the Compensation and Human Resources Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The approval of the non-binding, advisory resolution on the compensation of our NEOs will require a majority of the votes cast at the Annual Meeting by the shareholders present at the meeting or represented by proxy and entitled to vote be cast “FOR” this proposal. An abstention will have no effect on the outcome of the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner and broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS NON-BINDING, ADVISORY PROPOSAL REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2023 PROXY STATEMENT

PROPOSAL 3
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL 3 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act and Section 14A of the Exchange Act require that our shareholders have the opportunity to recommend how frequently we should provide for an advisory vote on the compensation of our named executive officers (i.e., the “Say-on-Pay” votes), as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this proposal, shareholders may indicate whether they would prefer that an advisory vote on the compensation of our named executive officers occur every one, two, or three years.
This advisory vote is commonly referred to as a “Say-on-Frequency” vote. The Company is required to give its shareholders a “Say-on-Frequency” vote no less than once every six years. The Company last conducted a “Say-on-Frequency” vote at its 2017 annual meeting of shareholders. At the 2017 annual meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes annually and the Board adopted this standard.
We believe that an annual vote gives shareholders the opportunity to react promptly to emerging trends in compensation and to provide feedback before those trends become pronounced over time, while also giving the Board and the Compensation and Human Resources Committee the opportunity to evaluate individual compensation decisions each year in light of ongoing shareholder feedback. Accordingly, the Board recommends that shareholders vote in favor of holding future advisory votes on named executive officer compensation on an annual basis.
Shareholders have the opportunity to vote in favor of conducting future advisory votes on named executive officer compensation every one, two, or three years, or they may abstain from voting on the proposal. The option that receives the highest number of votes will be deemed to have been selected by our shareholders.
The Board will take into account the outcome of this vote when considering how frequently to provide for an advisory vote on named executive officer compensation in the future. However, because this vote is advisory and not binding on us or the Board, the Board may decide that it is in our best interests and the best interests of our shareholders to select a frequency for future advisory votes on named executive officer compensation that differs from the option that is recommended by our shareholders pursuant to the preceding paragraph.
Vote Required
The option that receives the highest number of votes will be deemed to have been selected by our shareholders.
The option that receives the highest number of votes will be deemed to have been selected by our shareholders. An abstention will have no effect on the outcome of the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner and broker non-votes will have no effect on the vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” AS TO THE FREQUENCY FOR HOLDING ADVISORY VOTES ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

2023 PROXY STATEMENT

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 4 Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm’s lead engagement partner. Annually the Audit Committee will evaluate the independent public accounting firm’s qualifications, assess the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
After assessing the performance and independence of RSM US LLP or RSM, our principal independent registered public accounting firm, the Audit Committee believes that retaining RSM is in the best interests of our Company and our shareholders. The Audit Committee has appointed RSM as our independent registered public accounting firm to audit our consolidated financial statements for the 10-K. RSM has served as our independent registered public accounting firm since 2015. Although it is not required to do so, our Board is asking shareholders to ratify RSM’s appointment. The Audit Committee considers RSM to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. If our shareholders do not ratify RSM’s appointment, the Audit Committee will consider changing our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Whether or not shareholders ratify RSM’s appointment, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. RSM has advised the Audit Committee that it is an independent accounting firm with respect to our Company and our subsidiaries in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board. Representatives of RSM are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement, if they choose to do so. In addition, representatives of RSM are expected to be available to respond to appropriate shareholder questions at the Annual Meeting.
Vote Required
The ratification of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2023 will require the approval of a majority of the votes cast at the Annual Meeting by shareholders present at the Annual Meeting or represented by proxy and entitled to vote. An abstention will have no effect on the outcome of the proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023.

2023 PROXY STATEMENT

PRINCIPAL ACCOUNTING FEES AND SERVICES
Principal Accounting Fees and Services
The reports of RSM on our consolidated financial statements as of December 31, 2022 and 2021 and for the three-year period ending on December 31, 2022, and on internal control over financial reporting as of December 31, 2022, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The following table summarizes RSM’s audit fees for the fiscal years ended December 31, 2022, and December 31, 2021.

SERVICE	2021	2022
Audit Fees1	$389,943	$402,630
Audit-Related Fees2	47,500	—
Tax Fees	—	—
All Other Fees	—	—
Total	$437,443	$402,630

1.
Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

2. Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
Pre-Approval Policies and Procedures
Audit Committee policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.
No services were rendered for financial information systems design and implementation or internal audit.
The Audit Committee has considered the compatibility of the non-audit services furnished by our auditing firm with the firm’s need to be independent.
The Audit Committee pre-approved 100% of the services performed by RSM pursuant to the policies outlined above.

2023 PROXY STATEMENT

OTHER MATTERS
Other Matters
Nominations by Shareholders and Other Shareholder Proposals
Our Bylaws and Governance Committee Charter provide that we consider nominees for election to the Board recommended by shareholders if those nominations are made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder’s notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day (i.e., January 19, 2024) nor earlier than the close of business on the 150th day (i.e., December 20, 2023) prior to the first anniversary of the preceding year’s Annual Meeting.
The shareholder’s notice shall include:
•
for each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to that person is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required; in each case pursuant to Regulation 14A under the Exchange Act, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, is to be included;

•
for any other business that the shareholder proposes to bring before the meeting, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support the proposal, and the class and number of shares of our capital stock beneficially owned by the other shareholders;

•
for the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and (2) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2024 annual meeting of shareholders must be received by us no later than December 2, 2023. Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Curtis C. Simard, CEO, Bar Harbor Bankshares, 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609. If our Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal will not be presented for action at the Annual Meeting for which it is proposed. If a shareholder should propose a candidate, our Governance Committee would evaluate that candidate based on the criteria noted in this proxy statement.
Communication with Board
Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group, or any other group of directors, can write to:
Chairman of the Board
Bar Harbor Bankshares
82 Main Street
P.O. Box 400
Bar Harbor, ME 04609
Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver a single copy of our 2022 Annual Report to Shareholders and this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any shareholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2022 Annual Report to Shareholders and this proxy statement by (a) calling 1-888-853-7100, (b) sending a letter to us at 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609, Attn: Investor Relations, or (c) sending us an e-mail at InvestorRelations@barharbor.bank. Shareholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Shareholders of record who share an address and are receiving multiple copies of our Annual Report to Shareholders and proxy statements may contact us as stated above to request delivery of a single copy of such documents. Shareholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record.

2023 PROXY STATEMENT

OTHER MATTERS
Solicitation of Proxies
We will pay all expenses of preparing, printing and mailing, and making available over the internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of our Board. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $13,800 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and other employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, internet or other means of electronic transmission.
Other Business
As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The person named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.
By Order of the Board of Directors
Kirstie A. Carter, Corporate Clerk & Secretary

2023 PROXY STATEMENT

APPENDIX A
AUDIT COMMITTEE REPORT
Appendix A
Audit Committee Report

To the Board of Directors of Bar Harbor Bankshares:
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of the New York Stock Exchange and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Bar Harbor Bankshares. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Bar Harbor Bankshares’ website at www.barharbor.bank/about-us/shareholder-relations/governance
Management is responsible for Bar Harbor Bankshares’ system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Bar Harbor Bankshares’ internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Bar Harbor Bankshares’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Bar Harbor Bankshares, and their functions are not intended to duplicate or certify the activities of Bar Harbor Bankshares’ management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RSM US LLP, or RSM, the independent auditor of Bar Harbor Bankshares, to review and discuss the December 31, 2022 audited consolidated financial statements.
In connection with its review of Bar Harbor Bankshares’ consolidated financial statements for fiscal year 2022, the Audit Committee has:
•
Reviewed and discussed the audited consolidated financial statements with Republic’s management;

•
Discussed with Republic’s independent registered public accounting firm those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the United States Securities and Exchange Commission;
•
Received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence; and

•
Approved the audit and non-audit services of the independent registered public accounting firm for 2022.

Management completed the documentation, testing and evaluation of Bar Harbor Bankshares’ system of internal control over financial reporting as of December 31, 2022 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Bar Harbor Bankshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, on the Form 10-K (the “Form 10-K”), with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by RSM and also included in the Form 10-K. RSM’s report included in the Form 10-K related to its audit of Bar Harbor Bankshares’ consolidated financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and RSM and the Audit Committee’s review of the information provided by, and the representations of, management and RSM, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2022 be included in the Form 10-K. The Audit Committee selected RSM as Bar Harbor Bankshares’ independent auditor for the fiscal year ending December 31, 2022, and recommended the selection be submitted for ratification by the shareholders of Bar Harbor Bankshares.

Audit Committee of the Board:
David M. Colter, Chair Steven H. Dimick Daina H. Belair	Debra B. Miller Scott G. Toothaker

2023 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS
Time and date:
10:00 a.m., Eastern Time, on Thursday, May 18, 2023

Record date:
Close of business on March 15, 2023

Attendance:
Shareholders as of the record date may participate in the Annual Meeting:

In Person:
Bar Harbor Club
111 West Street
Bar Harbor, Maine

How to vote:
Over the internet at www.proxyvote.com, by telephone at 1-833-814-9457, or in person at the Annual Meeting, or by mail addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 The deadline for transmitting Internet, telephone, and email voting is up until 11:59 p.m. Eastern Time on May 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2023 for shares held in a Plan. Please have your proxy card in hand when utilizing these other forms of voting.

Votes
Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock

Common stock
outstanding as
of record date:
15,124,451 shares

2023 PROXY STATEMENT

BAR HARBOR BANKSHARESC/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. EDT on May 17, 2023 for shares held directly and by 11:59 p.m. EDTon May 15, 2023 for shares held in a Plan. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please follow theinstructions above to vote using the Internet and, when prompted, indicate that you agreeto receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDTon May 17, 2023 for shares held directly and by 11:59 p.m. EDT on May 15, 2023for shares held in a Plan. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V03844-P85703 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BAR HARBOR BANKSHARES The Board of Directors recommends you vote “FOR” eachdirector nominee in Proposal 1, “FOR” Proposals 2 and 4, and“FOR 1 YEAR” in Proposal 3. 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS: Nominees: 1a. Daina H. Belair 1b. Matthew L. Caras 1c. David M. Colter 1d. Martha T. Dudman 1e. Lauri E. Fernald 1f. Debra B. Miller 1g. Brendan J. O’Halloran 1h. Brian D. Shaw 1i. Curtis C. Simard 1j. Kenneth E. Smith 1k. Scott G. Toothaker 1l. David B. Woodside HOUSEHOLDING ELECTION - please indicate if you consent ! !to receive certain future investor communications in a singlepackage per household. For Withhold Yes No 2. To hold a non-binding advisory vote on the compensation of theCompany’s named executive officers. 3. To hold a non-binding advisory vote on the frequencyof holding future non-binding advisory votes on thecompensation of the Company’s named executive officers. 4. To ratify the appointment of RSM US LLP as the independentregistered public accounting firm for the fiscal year endingDecember 31, 2023. NOTE: If any other matters properly come before the meeting, your proxieswill vote on these matters in accordance with the recommendations ofthe Board of Directors. Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give full titleas such. Joint owners should each sign personally. All holders must sign.If a corporation or partnership, please sign in full corporate or partnershipname by authorized officer. For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting of Shareholders, Proxy Statement, Form 10-K and Annual Report are available at www.proxyvote.com.Bar Harbor BanksharesAnnual Meeting of ShareholdersMay 18, 2023, 10:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Martha T. Dudman, Kenneth E. Smith and David B. Woodside, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bar Harbor Bankshares that the shareholder(s) of record as of March 15, 2023 is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, ET on May 18, 2023, at 111 West Street Bar Harbor, ME 04609, and any adjournment or postponement thereof.If the shareholder(s) is/are a participant(s) in Bar Harbor Bankshares's 401(k) Plan ("Plan") and has/have Common Stock of Bar Harbor Bankshares allocated or his, her or their account, the signer(s) instruct(s) the trustee of such plan to vote such shares of Common Stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2023 Annual Meeting of Shareholders. The plan trustee will vote the allocated shares in such plan as directed by each participant who provides voting instructions to it before 11:59 PM ET on May 15, 2023.In addition to the voting methods set forth on the reverse side of this proxy card, non-institutional investors may also vote their shares by sending an email, which includes the shareholder's full name and the number of shares of Common Stock owned by the shareholder as of the record date of March 15, 2023, to bhb@allianceadvisors.com. The deadline for transmitting email voting is up until 11:59 p.m. EDT on May 17, 2023 for shares held directly and by 11:59 p.m. EDT on May 15, 2023 for shares held in a Plan.The shareholder(s) hereby revoke(s) all proxies previously given by the shareholder(s) to vote in the 2023 Annual Meeting of Shareholders and any adjournments or postponements and acknowledges receipt of Bar Harbor Bankshares's Proxy Statement for the 2023 Annual Meeting of Shareholders.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side